SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Co-Registrants                   __X__
Filed by a Party other than the Registrant    _____

Check the appropriate box:


__X__  Preliminary Proxy Statement
_____  Confidential, for use of the Commission Only (as permitted by Rule
          14a-6(e)(2)
_____  Definitive Proxy Statement
_____  Definitive Additional materials
_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST
--------------------------------------------------------------------------------
             (Name of Co-Registrant as Specified in Their Charters)


Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.
_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
_____  Fee paid previously with preliminary materials.

[American Century logo and address]



June 2, 1997


Dear American Century Shareholder,

         I am writing to inform you of the upcoming special meeting of the shareholders of your fund. At this meeting, you are being asked to vote on important proposals effecting your fund. These include the approval of a new management agreement, the ratification of independent auditors, the elimination or amendment of certain fundamental investment restrictions, the approval of the subadvisory agreement and a change in investment objective for the Benham European Government Bond Fund, and a change in investment objective for the Benham Adjustable Rate Government Securities Fund. The Board of Directors of your fund, including myself, unanimously believes that these proposals are in the fund's and your best interest.

         I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one fund, you will receive a separate proxy card for each fund you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

         The Board of Directors of your fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor D.F. King & Co., Inc. at 1-800-___-____.

         Thank you for your time in considering these important proposals. Thank you for investing with American Century and for your continuing support.


                                                     Very truly yours,



                                                     James E. Stowers III
                                                     President

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST

                          American Century Investments
                        4500 Main Street; P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 (800) ___-____

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 30, 1997

         NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of the various series ("Funds" and, individually, a "Fund") of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Quantitative Equity Funds and American Century Target Maturities Trust, each a registered open-end investment company (individually a "Company" and, collectively, the "Companies"), will be held at the Companies' offices at 4500 Main Street, Kansas City, Missouri, on July 30, 1997 at _____ p.m.
Central Time, for the following purposes:

1. To ratify the selection of Coopers & Lybrand LLP as the independent auditors of the Companies for each Company's current fiscal year;

2. To vote on the approval of a Management Agreement with American Century Investment Management, Inc.;

3. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment limitations;

4. ONLY FOR BENHAM EUROPEAN GOVERNMENT BOND FUND. To vote on the approval of a Subadvisory Agreement with J.P. Morgan Investment Management, Inc.

5. ONLY FOR BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND. Approval of amendments to its fundamental investment objective.

6. ONLY FOR BENHAM EUROPEAN GOVERNMENT BOND FUND. Approval of amendments to its fundamental investment objective.

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         This is a combined Notice and Proxy Statement for the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds, you have received a separate proxy for each Fund. Please complete, sign and return all proxies.

         Shareholders of record as of the close of business on June 2, 1997 (for American Century Quantitative Equity Funds) or May 17, 1997 (for the rest of the Companies) are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY OR PROXIES AS SOON AS POSSIBLE IN ORDER TO SAVE FURTHER SOLICITATION EXPENSE. There is enclosed with the proxy an addressed envelope for which no postage is required.

         The Board of Directors of each Company recommends that you cast your vote:

         o FOR the selection of Coopers & Lybrand LLP as the independent auditors of the Companies for each Company's current fiscal year;

         o FOR the approval of a Management Agreement with American Century Investment Management, Inc.;

         o FOR the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment limitations;

         o FOR the approval of the Benham European Government Bond Fund's Subadvisory Agreement with J.P. Morgan Investment Management, Inc.

         o FOR the amendments to the Benham Adjustable Rate Government Securities Fund's fundamental investment objective.

         o FOR the amendments to the Benham European Government Bond Fund's fundamental investment objective.



                                      BY ORDER OF THE BOARDS OF DIRECTORS
Dated: June __,1997                   William M. Lyons, Executive Vice President

                          AMERICAN CENTURY INVESTMENTS
                        4500 Main Street; P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 (800) ___-____

                                 PROXY STATEMENT
                                       for
                        JOINT MEETING OF SHAREHOLDERS OF

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST

                           TO BE HELD ON JULY 30, 1997

         The enclosed Proxy is solicited by the Board of Directors/Trustees (the "Board of Directors") of the American Century investment companies listed above in connection with a joint special meeting of shareholders to be held on Wednesday, July 30, 1997, at the Companies' offices at 4500 Main Street, Kansas City, Missouri, at _____ p.m. Central Time, and any adjournments thereof. In this proxy, an individual company will be referred to as a "Company," while, as a group, they will be called the "Companies." The shares of the capital stock of each Company entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "Fund," while the series as a group will be called the "Funds."

         The costs of soliciting proxies will be paid by American Century Investment Management, Inc. (referred to in this Proxy Statement as "ACIM"), the proposed investment manager of each Fund. The cost of preparing and mailing the Notice of Meeting and this Proxy Statement will be paid by the Funds under their current investment advisory agreement with Benham Management Corporation ("BMC"). This Notice of Meeting and the Proxy Statement is first being mailed to shareholders around June __, 1997. ACIM, at its expense, has hired the proxy solicitation firm of D. F. King & Co., Inc. to help solicit proxies for the Meeting. Supplemental solicitations for the meeting may be made by D. F. King & Co., Inc. or by ACIM, either personally or by mail, telephone, or facsimile.

         VOTING OF PROXIES. If you provide a proxy, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the respective Company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, proxies that have been returned by shareholders will be voted in favor of all proposals. In instances where choices are specified on the Proxy, those Proxies will be voted as the shareholder has instructed it be voted.

         Common stock (in the case of American Century Quantitative Equity Funds) and common shares (in the case of the other Companies) currently represent the only class of securities of each Fund. The number of outstanding votes of each Fund, as of the close of business on April 30, 1997, are shown on
Schedule 1, which you will find at the end of this proxy statement.

         Only those shareholders owning shares as of the close of business on May 17, 1997 (for all Companies except American Century Quantitative Equity Funds) and June 2, 1997 (for American Century Quantitative Equity Funds), may vote at the meeting or any adjournments thereof. Each share of each series or class gets one vote for each dollar of a Fund's net asset value the share represents. If we do not receive enough "yes" votes by July 30, 1997, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

         Under the Rules of the New York Stock Exchange, Proposals 2 through 6 are considered "nondiscretionary" proposals; therefore, brokers who hold Fund shares in "street name" for customers cannot vote a customer's shares if that customer has not given the broker specific voting instructions on the proposal. These "broker non-votes" will be counted as present for the purposes of Proposals 2 through 6. Proposal 1 is considered a discretionary proposal upon which brokers may vote their customers' shares.

         INVESTMENT ADVISER. Benham Management Corporation ("BMC") is each Fund's investment adviser. American Century Services Corporation ("ACSC"), an affiliate of BMC, provides each Fund with transfer agency and administrative services. American Century Investment Management, Inc. ("ACIM"), the proposed investment manager, is also an affiliate of BMC. BMC, ACSC and ACIM are wholly-owned subsidiaries of American Century Companies, Inc. ("ACC"). The mailing address of ACC, BMC, ACIM, ACSC and the Funds is P.O. Box 419200, Kansas City, Missouri 64141-6200.

         ANNUAL REPORT. Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report upon request. To request these materials, please call American Century at 1-800-345-2021.


                    IMPORTANT INFORMATION YOU SHOULD CONSIDER

         The following Q&A is a brief summary of the proposals to be considered at the Special Meeting of shareholders. As is true with all summaries, however, perhaps not all of the information or topics that you may think are important will be included below. As a result, this Q&A is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement or attached as an Appendix. Accordingly, please read all the enclosed proxy materials before voting. Please remember to vote your shares as soon as possible.


Q.       When will the Special Meeting be held?  Who is eligible to vote?

A. The meeting will be held on Wednesday, July 30, 1997 at 10:00 a.m. at the Companies' offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the Funds. The record date for the meeting is May 17, 1997. Only shareholders who own shares on that date are entitled to vote at the meeting. The process of mailing to shareholders the Notice of Meeting, the proxy and this Proxy Statement began June 2, 1997.

Q.       What is being voted on at the Special Meeting?

A. Your Board of Directors is recommending that shareholders consider the approval of the following proposals:

         1. To ratify the selection of Coopers & Lybrand LLP as the independent auditors of the Companies for each Company's current fiscal year;

         2. To vote on the approval of a Management Agreement with American Century Investment Management, Inc.;

         3. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment limitations;

         4.       Only for Benham European  Government Bond Fund. To vote on the
                  approval  of  a  Subadvisory   Agreement   with  J.P.   Morgan
                  Investment Management, Inc.

         5.       Only for Benham  Adjustable Rate Government  Securities  Fund.
                  Approval  of   amendments   to  its   fundamental   investment
                  objective.

         6. Only for Benham European Government Bond Fund. Approval of amendments to its fundamental investment objective.

         7. To transact such other business which may come before the meeting, although we are not aware of any other items to be considered.

Q. How do the Directors recommend that shareholders vote on these proposals?

A.       The Directors unanimously recommend that you vote

         1. For the selection of Coopers & Lybrand LLP as the independent auditors of the Companies for each Company's current fiscal year;

         2. For the approval of a Management Agreement with American Century Investment Management, Inc.;

         3. For the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment limitations;

         4. For the approval of the Benham European Government Bond Fund's Subadvisory Agreement with J.P. Morgan Investment Management, Inc.

         5. For the amendments to the Benham Adjustable Rate Government Securities Fund's fundamental investment objective.

         6. For the amendments to the Benham European Government Bond Fund's fundamental investment objective.

Q.       What  is  the   "ratification"  of  the  independent   auditors?   Have
         shareholders voted on Coopers & Lybrand LLP before?

A. The Investment Company Act of 1940 (the "Investment Company Act") not only requires your Board of Directors to select independent auditors for the Funds, but also requires them to submit their selection to the shareholders for their approval (technically called a "ratification") in any year that a shareholders meeting is being held. Shareholders have not voted on Coopers & Lybrand LLP previously. Your Board of Directors selected Coopers & Lybrand LLP for the first time in early 1997. This meeting is the first opportunity for shareholders to vote on that selection.

         A full discussion of the proposal to ratify the selection of Coopers & Lybrand LLP begins on page __.

Q.       What changes are being proposed to the Management Agreement?

A. The proposed Management Agreement with ACIM is substantially different from the Funds' current Advisory Agreements with BMC. The most important change is a difference in the way management fees are calculated under the proposed agreement. Rather than paying separate investment advisory fees, transfer agency fees, and operating costs, it is proposed that the Funds pay one "unified" fee which would cover not just the investment advisory fee, but nearly all expenses of the Funds. The expenses covered under the unified fee would include fees for administrative services, transfer agency services, custodian fees, printing and mailing costs for shareholder materials and shareholder meeting expenses, all of which are charged to the Funds under the current arrangements with BMC. While the fees paid under the proposed Management Agreement are not directly comparable to those of the Companies' current agreements with their service providers, the effect of the Proposed Management Agreement would have been a net decrease in total expenses paid by all of the Funds as a group if the proposed Management Agreement had been in effect during the year ended December 31, 1996. However, if the proposed Management Agreement had been in effect during such period, the total expense ratios of some Funds may have been higher. In no case is the proposed management fee of any Fund higher than the maximum total expense ratio payable under the current advisory agreement. An extensive discussion detailing the changes begins in this proxy statement on page __.

Q. Will the change in investment manager change the way my fund is managed?

A. No. If the proposed Management Agreement is approved, the investment management of the Funds will not change in any way. Certain employees of ACIM currently provide investment management services to the Funds through an arrangement with BMC by which certain employees of BMC also provide investment management services to funds managed by ACIM. If the proposed Investment Management Agreement is approved, ACIM intends to consolidate the investment management capabilities of the two advisers in ACIM. The same investment teams that currently manage the Funds will continue under the proposed Management Agreement with ACIM.

Q.       Why are the Directors recommending the Proposed Management Agreement?

A. The Directors have considered various matters in determining the reasonableness and fairness of the fees payable by the Funds under the proposed Management Agreement. In reaching their decision, the
         Directors examined and weighed many factors, many of which are discussed in this Proxy Statement. Some of the factors the Directors used in reaching their determination: (1) the benefits of the unified fee payable under the proposed Management Agreement over the benefits payable under the current agreements through which the Funds currently receive services; (2) the logical total expense ratio relationships which result from the proposed Management Agreements; (3) the overall financial impact to shareholders of the Funds as a group; (4) information concerning the Funds' expense ratios on both an existing and pro forma basis; and (5) competitive industry fee structures and expense ratios including, specifically, the relationship of the total expense ratios under the proposed Management Agreement and those of similar funds.

Q. Why are shareholders being asked to adopt standardized fundamental investment limitations?

A. Currently the Funds have fundamental investment restrictions which vary between Companies and between Funds within the same Company. The funds also have investment restrictions which reflect legal and other requirements which are no longer applicable to the Funds. In the interests of efficiency in fund management and compliance, the fund management has analyzed the fundamental investment limitations and policies of the Funds in an effort to formulate a standard set of policies for all Funds which reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote.

         It should be noted that the adoption of the proposed changes is not expected to substantially affect the way the Funds are managed.

         Some of the proposed changes are quite technical. A full discussion of all of the specific changes, as well as a further discussion of the benefits of standardization, begins on page __.

Q. Why are the investment objectives of the Benham Adjustable Rate Government Securities Fund and Benham European Government Bond Fund being proposed for amendment?

A. Changes in the markets in which both Funds invest have made changes advisable for these Funds to effectively pursue their respective investment objectives.

         o Benham Adjustable Rate Government Securities Fund. The amendment would allow the Fund to broaden its investment universe to include other types of short-term U.S. government securities. This is, in part, a response to the investment manager's opinion that the market for adjustable rate government securities has not developed as fully as the overall market for government securities.

         o Benham European Government Bond Fund. The amendment would allow the Fund to broaden its investment universe to include high quality foreign debt securities from all countries (except the United States) that satisfy its credit quality standards. This is a response to changes in the market for European government debt securities, particularly the prospect of currency unification in Europe.

Q.       If the proposals are approved, when will they take effect?

A. If approved, the Proposed Management Agreement, the Proposed Subadvisory Agreement, and the proposed changes to the fundamental investment limitations will take effect on August 1, 1997. The proposals to change the investment objectives of the Benham Adjustable Rate Government Securities Fund and the Benham European Government Bond Fund will be effective on August 25, 1997. The proposal regarding the ratification of Coopers & Lybrand LLP does not involve any changes from the Funds' current operations, so it will be effective immediately upon approval.

Q.       Who is asking for your vote?

A. Your Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the Special Meeting. In the unlikely event your Fund's meeting is adjourned, these proxies would also be voted at the reconvened meeting.

Q. If shareholders send their proxies in now as requested, can they later change their vote?

A. Yes. A proxy can be revoked at any time by writing to us, or by sending us another proxy, or by attending the meeting and voting in person. Even if you plan to attend the meeting to vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the meeting.

Q.       How do shareholders vote their shares?

A. You can vote by mail or in person at the meeting. The most convenient way to vote is to complete, sign and mail the enclosed proxy voting card to us in the enclosed postage-paid envelope. We will vote your shares exactly as you tell us. If you simply sign the card and return it, we will follow the recommendation of your Board of Directors and vote your shares "FOR" all of the proposals. If you have any questions regarding the enclosed proxy statement or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-___-____.


                                 SHARE OWNERSHIP

         The following table sets forth, as of April 30, 1997, the share ownership of those shareholders known by ACIM to own more than 5% of a Fund's outstanding shares.

Owners of More than 5%:
----------------------------------------- ----------------------------------------------- ---------------------------
                                                                                            Percent of Outstanding
Name of Beneficial Owner                            Shares Beneficially Owned                       Shares
----------------------------------------- ----------------------------------------------- ---------------------------
---------------------------------------------------------------------------------------------------------------------

                PROPOSAL 1: RATIFICATION OF INDEPENDENT AUDITORS

         The Investment Company Act, which is the primary federal law that regulates the Companies, requires every registered investment company be audited at least once a year by independent auditors selected by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification or rejection by the shareholders at their next meeting following the selection.

         At the meeting, the shareholders of each Company will be asked to ratify the selection of Coopers & Lybrand LLP as each Company's independent auditors. The Board of Directors chose Coopers & Lybrand upon the recommendation of the Audit Committee of the Board following an exhaustive selection process during which the Audit Committee reviewed proposals and conducted interviews with representatives from each of the so-called "big six" accounting firms and one regional firm with significant investment company experience. The Board selected Cooper & Lybrand based upon its expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Funds, its tax and international experience in the mutual fund area, and its use and commitment of technology in performing its audit functions.

         Coopers & Lybrand has no direct or material indirect financial interest in the Companies or in BMC, ACIM or ACC, other than receipt of fees for services to the Companies. Coopers & Lybrand representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

         The approval of a majority of the votes of each Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Coopers & Lybrand LLP as each Company's independent auditors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND LLP.


         PROPOSAL 2: APPROVAL OF NEW MANAGEMENT AGREEMENT FOR EACH FUND

SUMMARY.
         The Directors of the Companies are proposing for shareholder approval a new management agreement between the Companies and ACIM (the "Proposed Management Agreement"). To lessen shareholder confusion and increase shareholder understanding of the fees each Fund pays, the Proposed Management Agreement would replace the Companies' current investment advisory agreements with BMC, an affiliate of ACIM. Under the Proposed Management Agreement, ACIM will provide, or arrange for the provision of, all services required by a Fund in exchange for one "unified" fee. If this proposal is approved, the current investment advisory agreements will terminate. PLEASE NOTE THAT THE INVESTMENT PROFESSIONALS THAT CURRENTLY MANAGE THE FUNDS WILL NOT CHANGE, BUT WILL CONTINUE UNDER THE PROPOSED MANAGEMENT AGREEMENT.

         While the unified fees paid under the Proposed Management Agreement are not directly comparable to those of the Companies' current agreements with their service providers, the effect of the Proposed Management Agreement would have been a net decrease in total expenses paid by all of the Funds as a group if the Proposed Management Agreement had been in effect during the year ended December 31, 1996. Additionally, the Directors considered the effect of the Proposed Management Agreement on each of the Funds individually. The management fees payable under the Proposed Management Agreement have been set at levels which make the total expense ratios of each individual Fund more rational relative to those of the other Funds. As a result, had the Proposed Management Agreement been in effect during the year ended December 31, 1996, the total expense ratio of some Funds would have been higher, some would have been lower, and some would have remained unchanged. With respect to those Funds for which the total expense ratio for the prior year would have increased, it is important to note that in no case is the unified fee contained in the Proposed Management Agreement higher than the maximum total expense ratio which could have been paid by the Funds under their current agreements. More details about the changes appear in the discussion which follows.

         Shareholders are being asked to approve the Proposed Management Agreement, which would replace the Funds' current Investment Advisory Agreement and Administration Agreement (both of which are described below under "Current Advisory Agreements"). The factors considered by the Directors in determining the reasonableness and fairness of the proposed management fees are described below under "Factors Considered by the Directors". A copy of the Proposed Management Agreement is set forth as Appendix 1 to this Proxy Statement.

CURRENT ADVISORY AGREEMENTS
         Overview. Currently, BMC provides investment advisory services to each Fund pursuant to an investment advisory agreement between BMC and each Company dated June 1, 1995 (collectively, the "Current Advisory Agreements"). American Century Services Corporation ("ACSC"), an affiliate of BMC, also provides administrative and transfer agency services to each Fund pursuant to a Transfer Agency and Administrative Services Agreement dated September 3, 1996 (collectively, the "Administration Agreements").

         Current Advisory Agreements. Under the Current Advisory Agreements, BMC is responsible for providing each Fund with continuous investment advice with regard to each Fund's portfolio, preparing and making available to the Fund necessary research and statistical data, supervising the purchase and sale of specific investments by the Fund and performing such other services as are reasonably incidental to such duties. Additionally, BMC furnishes each Fund with office space and persons to serve as directors and officers of the Funds. In return for these services, each of the Companies pays BMC an annual advisory fee as described in the table below.

----------------------------------------------------------- ---------------------------------------------------------
Company                                                     Advisory Fee*
----------------------------------------------------------- ---------------------------------------------------------
American Century Target Maturities Trust                    0.35% of the first $750 million
                                                            0.25% of the next $750 million
                                                            0.24% of the next $1 billion
                                                            0.23% of the next $1 billion
                                                            0.22% of the next $1 billion
                                                            0.21% of the next $1 billion
                                                            0.20% of the next $1 billion
                                                            0.19% of the net assets over $6.5 billion
-----------------------------------------------------------
American Century International Bond Funds                   0.45% of the first $200 million
                                                            0.40% of the next $300 million
                                                            0.35% of the next $1 billion
                                                            0.34% of the next $1 billion
                                                            0.33% of the next $1 billion
                                                            0.32% of the next $1 billion
                                                            0.31% of the next $1 billion
                                                            0.30% of the next $1 billion
                                                            0.29% of the net assets over $6.5 billion
-----------------------------------------------------------
All Other Companies                                         0.50% of the first $100 million
                                                            0.45% of the next $100 million
                                                            0.40% of the next $100 million
                                                            0.35% of the next $100 million
                                                            0.30% of the next $100 million
                                                            0.25% of the next $1 billion
                                                            0.24% of the next $1 billion
                                                            0.23% of the next $1 billion
                                                            0.22% of the next $1 billion
                                                            0.21% of the next $1 billion
                                                            0.20% of the next $1 billion
                                                            0.19% of the net assets over $6.5 billion
----------------------------------------------------------- ---------------------------------------------------------

         The Advisory Fee is calculated by applying the net assets of each Company to the appropriate fee schedule set forth above. Each Fund pays BMC a monthly investment advisory fee equal to its proportionate share of its Company's Advisory Fee. In addition to the fees set forth above, the American Century Global Natural Resources Fund is also subject to the following additional annualized fee based on that Fund's assets: 0.05% of the first $500 million, 0.04% of the next $500 million; and 0.03% of the net assets over $1 billion.

         The Current Advisory Agreements were last approved by shareholders at a meeting held on May 31, 1995.

         Administrative Agreements. ACSC serves as each Fund's transfer agent and administrative agent pursuant to the Administrative Agreements. Transfer agency services include processing purchase and redemption orders, effecting transfers of Fund shares, maintaining a Fund's stock registry records and performing other duties usually and customarily performed by transfer agents. Administrative services performed by ACSC under each Administrative Agreement include maintaining and keeping current required books and records, calculating the Fund's net asset value each business day, preparing and supplying the Funds with required daily and periodic reports, processing dividends and distributions, preparation and mailing of tax information forms, and mailing of annual and semi-annual reports of the Funds.


         In return for these administrative services, each of the Companies pays ACSC an annual administration fee. The administrative fee is calculated by applying the net assets of each Company to the appropriate fee schedule set forth in the table below



          ------------------------------------------- --------------------------
          Aggregate Fund Assets                               Fee Rate
          ------------------------------------------- --------------------------
          Up to $4.5 billion                                    0.11%
          Up to $6.0 billion                                    0.10%
          Up to $9.0 billion                                    0.09%
          Balance over $9.0 billion                             0.08%
          ------------------------------------------- --------------------------

         In return for transfer agency services provided, each of the Companies also pay ACSC a fee based on the number of shareholder accounts maintained and each shareholder transaction executed on behalf of the Funds. The administration fee and the transfer agency fee are paid monthly in three installments.

         Expenses. In addition to the fees paid to BMC and ACSC, each Fund pays all of its operating expenses. Such expenses include costs incurred in the purchase and sale of investment securities, interest, taxes, custodian fees and charges, costs of reports and proxy materials sent to Fund shareholders, fees of independent auditors and legal counsel, costs of printing prospectuses, costs of registering Fund shares, postage and insurance premiums. The Current Advisory Agreements obligate BMC to reimburse the Funds for all Fund expenses (except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, taxes, portfolio insurance premiums, rating agency fees and extraordinary expenses) which for any fiscal year exceed certain limitations ("Expense Limitations"). These expense limitations are summarized in the table below. The current Expense Limitations went into effect on June 1, 1996. Additionally, from time to time, BMC may voluntarily waive fees or reimburse the Funds for expenses that exceed certain thresholds.

                    Current Total Expense Ratio Limitations
                  (as a percentage of average daily net assets)
 ---------------------------------------------------------------- --------------
                                                                      Expense
 Fund                                                                Limitation
 American Century Equity Growth Fund                                   0.75%
 ---------------------------------------------------------------- --------------
 American Century Global Gold Fund                                     0.75%
 American Century Global Natural Resources Fund                        0.75%
 American Century Income & Growth Fund                                 0.75%
 American Century Utilities Fund                                       0.75%
 Benham Adjustable Rate Government Securities Fund                     0.60%
 Benham Arizona Intermediate-Term Municipal Fund                       0.67%
 Benham California High-Yield Municipal Fund                           0.59%
 Benham California Insured Tax-Free Fund                               0.59%
 Benham California Intermediate-Term Tax-Free Fund                     0.59%
 Benham California Limited-Term Tax-Free Fund                          0.59%
 Benham California Long-Term Tax-Free Fund                             0.59%
 Benham California Municipal Money Market Fund                         0.60%
 Benham California Tax-Free Money Market Fund                          0.53%
 Benham European Government Bond Fund                                  0.90%
 Benham Florida Intermediate-Term Municipal Fund                       0.67%
 Benham Florida Municipal Money Market Fund                            0.61%
 Benham GNMA Fund                                                      0.60%
 Benham Government Agency Money Market Fund                            0.60%
 Benham Intermediate-Term Tax-Free Fund                                0.67%
 Benham Intermediate-Term Treasury Fund                                0.60%
 Benham Long-Term Tax-Free Fund                                        0.67%
 Benham Long-Term Treasury Fund                                        0.60%
 Benham Prime Money Market Fund                                        0.50%
 Benham Short-Term Treasury Fund                                       0.60%
 Benham Target Maturities Trust:  2000                                 0.62%
 Benham Target Maturities Trust:  2005                                 0.62%
 Benham Target Maturities Trust:  2010                                 0.62%
 Benham Target Maturities Trust:  2015                                 0.62%
 Benham Target Maturities Trust:  2020                                 0.62%
 Benham Target Maturities Trust:  2025                                 0.62%
 Benham Tax-Free Money Market Fund                                     0.67%
---------------------------------------------------------------- ---------------

         Under the Current Advisory Agreements, BMC may recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. Brokerage commissions paid in connection with the purchase and sale of securities or other assets (which are generally considered part of the cost of the asset), taxes (if any) paid by the Fund, or extraordinary expenses, such as litigation and indemnification expenses do not count against the Expense Limitations.

         Affiliation of BMC and ACIM. If the Proposed Management Agreements are approved, ACIM will become the investment manager of the Funds. However, the investment management of the Funds, including the personnel who are responsible for managing the Funds, will not be affected in any way as a result. Certain investment professionals of ACIM currently provide investment management services to the Funds through an arrangement with BMC. Similarly, certain investment professionals of BMC also provide investment management services to mutual funds managed by ACIM. If the Proposed Management Agreements are approved, ACIM intends to consolidate the investment management capabilities of the two investment advisers in a single corporate entity, ACIM. ACIM would then be the investment manager for all funds in the American Century family. ACIM and BMC are both wholly-owned subsidiaries of ACC.

DESCRIPTION OF PROPOSED MANAGEMENT AGREEMENT.
         Duties of ACIM.  The Proposed Management Agreement requires ACIM to:

         (1) supervise and manage the investment portfolios of the Companies and direct the purchase and sale of investment securities, subject only to any directions of the Companies' Boards of Directors, and

         (2) pay all the expenses of the Companies except brokerage, taxes, interest, portfolio insurance, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

         The Proposed Management Agreement therefore provides that ACIM will provide or arrange for the provision of all services needed by the Funds, including those currently provided to the Funds by BMC under the Current Advisory Agreements and by ACSC under the Administration Agreement. The text of the Proposed Management Agreement is attached as Appendix 1 to this Proxy Statement.

         Unified Fee. Under the Proposed Management Agreement, the Funds will pay to ACIM a "unified" fee which is calculated as a percentage of average daily net assets of each Fund. The exact fee is calculated using a series of formulas which are described below. The unified fee is an "all-inclusive" fee which includes payment for investment advisory, administrative, shareholder and other miscellaneous services provided to the Funds. If the Proposed Management Agreement is approved, all of the fees payable separately under the Current Agreements would be replaced by the unified management fee.

         The formula for calculating a Fund's management fee is the sum of two components: (1) a fee component based on the net assets of a Fund's investment category and (2) a fee component based on the aggregate net assets under management of the American Century family of mutual funds. The management fee rates payable under the Proposed Management Agreement decrease as the net assets of a particular Fund's investment category (as described below) increase. The management fee rates also decrease as the net assets of the American Century family of mutual funds increase. The fee components are added together to calculate the total management fee. The total management fee is expressed as an annual percentage of average net assets of the Fund payable to ACIM for providing services under the Proposed Management Agreement. The management fee is paid to ACIM monthly.

         Calculation of Management Fee. The calculation of the total unified management fee for a Fund is as follows:

         (1) Each Fund has been assigned to one of three categories based on its overall investment objective: Money Market Funds, Bond Funds and Equity Funds. The individual Funds' investment category assignments appear in Exhibit B to the Proposed Management Agreement. The investment categories are defined as follows:

            (a) Money  Market Fund  Category.  The Money  Market  Fund  Category
                includes the assets of all mutual funds that are managed by ACIM to maintain by a stable $1.00 share price (usually referred to as money market funds), invest primarily in debt securities, and are subject to Rule 2a-7 under the Investment Company Act. The Money Market Fund Category assets were $6,981,684,708 as of December 31, 1996.

            (b) Bond Fund Category.  The Bond Fund Category  includes the assets of all mutual funds managed by ACIM which invest primarily in debt securities and are not subject to Rule 2a-7 under the Investment Company Act (i.e., are not money market funds). The Bond Fund Category assets were $5,211,680,134 as of December 31, 1996.

            (c) Equity Fund  Category.  The Equity Fund  Category  includes  the assets of all mutual funds managed by ACIM which invest primarily in equity securities. The Equity Fund Category assets were $41,300,106,724 as of December 31, 1996.

         (2) A separate fee schedule applies to each investment catagory. These Schedules are listed in Exhibit C to the Proposed Management
              Agreement. The total assets of the Funds in that Investment Category determine the first component of a Fund's fee. This fee rate component is referred to as the "Investment Category Fee".

         (3) The second management fee component relates to the assets of the American Century family of funds as a whole and is calculated based on the total assets in all three investment categories. This fee rate component is referred to as the a Fund's "Complex Fee" and is determined by the schedule which appears as Exhibit D to the Proposed Management Agreement. The complex assets were $53,493,471,566 as of December 31, 1996.

         (4) The Management Fee for a Fund is the total of its Investment Category Fee and the Complex Fee.

         On the first business day of each month, the required fee to be paid to ACIM is calculated and paid for the previous month. The fee for the previous month will be calculated by multiplying the Management Fee for a Fund by the aggregate average daily net assets of the Fund during the previous month, and then multiplying that product by a fraction, the numerator of which is the number of days in the previous month, and the denominator of which is the number of days in the current year.

FEE AND EXPENSE COMPARISON
         The following tables set forth for each Fund the total fees and expenses as of the year ended December 31, 1996, under the Current Advisory and Administrative Agreements and the total fees and expenses had the Proposed Management Agreement been in effect during that period, and the difference between the two.

--------------------------------------------------- --------------- --------------- --------------- ----------------
                                                                       Aggregate
                                                       Aggregate        Fees and    Change from       Change from
                                                        Fees and       Expenses       Current           Current
                                                        Expenses        Under         Advisory         Advisory
                                                     Under Current     Proposed      Agreements      Agreements (%
                                                        Advisory      Management      (% total        of avg. net
Fund                                                   Agreements     Agreements      expenses)         assets)
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
American Century Equity Growth Fund                      $1,782,244      $1,968,428      10.4%          0.07%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
American Century Global Gold Fund                        $2,432,124      $2,753,624      13.2%          0.08%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
American Century Global Natural Resources Fund             $505,564        $471,271      (6.8)%        (0.05)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
American Century Income & Growth Fund                    $4,592,877      $5,179,037      12.8%          0.08%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
American Century Utilities Fund                          $1,031,990        $993,790      (3.7)%        (0.07)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Adjustable Rate Government Securities Fund        $1,431,162      $1,467,442       2.5%          0.02%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Arizona Intermediate-Term Municipal Fund            $141,971        $142,539       0.4%          0.00%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California High-Yield Municipal Fund                $807,488        $869,236       7.6%          0.04%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Insured Tax-Free Fund                    $935,386        $986,441       5.5%          0.03%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Intermediate-Term Tax-Free Fund        $2,089,228      $2,258,066       8.1%          0.04%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Limited-Term Tax-Free Fund               $537,416        $557,091       3.7%          0.02%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Long-Term Tax-Free Fund                $1,413,725      $1,525,741       7.9%          0.15%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Municipal Money Market Fund            $1,002,847        $964,762      (3.8)%        (0.02)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham California Tax-Free Money Market Fund             $2,129,571      $2,166,867       1.8%          0.01%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham European Government Bond Fund                     $2,037,830      $2,075,718       1.9%          0.02%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Florida Intermediate-Term Municipal Fund             $78,845         $60,847     (22.8)%        (0.15)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Florida Municipal Money Market Fund               $1,119,002        $912,560     (18.4)%        (0.11)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham GNMA Fund                                         $6,291,424      $6,751,197       7.3%          0.04%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Government Agency Money Market Fund               $2,723,442      $2,337,901     (14.2)%        (0.12)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Inflation-Adjusted Treasury Fund
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Intermediate-Term Tax-Free Fund                     $425,106        $328,069     (22.8)%        (0.15)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Intermediate-Term Treasury Fund                   $1,803,710      $1,802,181      (0.1)%        (0.00)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Long-Term Tax-Free Fund                             $364,157        $281,032     (22.8)%        (0.15)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Long-Term Treasury Fund                             $709,912        $611,780     (13.8)%        (0.08)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Prime Money Market Fund                           $7,429,445      $7,398,020      (0.4)%        (0.00)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Short-Term Treasury Fund                            $216,289        $186,391     (13.8)%        (0.08)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2000                    $1,494,958      $1,590,771       6.4%          0.04%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2005                    $1,411,273      $1,423,339       0.9%          0.01%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2010                      $652,960        $628,802      (3.7)%        (0.02)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2015                      $695,402        $669,674      (3.7)%        (0.02)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2020                    $5,050,153      $5,055,753       0.1%          0.00%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Target Maturities Trust:  2025                      $291,075        $280,306      (3.7)%        (0.02)%
--------------------------------------------------- --------------- --------------- --------------- ----------------
--------------------------------------------------- --------------- --------------- --------------- ----------------
Benham Tax-Free Money Market Fund                          $579,194        $430,041     (25.8)%        (0.17)%
--------------------------------------------------- --------------- --------------- --------------- ----------------

o Without BMC's voluntary fee waiver and/or expense reimbursement, which resulted in actual net fees and expenses of $______ for __________ Fund.
     Upon approval of the Proposed Management Agreement for these Funds, ACIM intends to continue its voluntarily waiver of fees in excess of .50% of Benham Prime Money Market Fund's average daily net assets through May 31,
     1998.

-------------------------------------------------- ---------------- --------------- ---------------- ----------------
                                                                                                       Total Fund
                                                      Management                         Other          Operating
                                                         Fee        Rule 12b-1 Fee     Expenses*         Expenses
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
                                                     Cur-    Pro-     Cur-    Pro-    Cur-     Pro-    Cur-     Pro-
Fund                                                 rent    posed    rent    posed   rent     posed   rent     posed
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Equity Growth Fund                 0.30%    0.70%   0.00%   0.00%    0.34%   0.00%    0.63%   0.70%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Global Gold Fund                   0.30%    0.70%   0.00%   0.00%    0.32%   0.00%    0.62%   0.70%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Global Natural Resources Fund
                                                    0.30%    0.70%   0.00%   0.00%    0.45%   0.00%    0.75%   0.70%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Income & Growth Fund               0.30%    0.70%   0.00%   0.00%    0.32%   0.00%    0.62%   0.70%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Utilities Fund                     0.30%    0.70%   0.00%   0.00%    0.43%   0.00%    0.73%   0.70%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Adjustable Rate Government Securities Fund
                                                    0.28%    0.60%   0.00%   0.00%    0.30%   0.00%    0.58%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Arizona Intermediate-Term Municipal Fund
                                                    0.42%    0.52%   0.00%   0.00%    0.10%   0.00%    0.52%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California High-Yield Municipal Fund         0.29%    0.55%   0.00%   0.00%    0.22%   0.00%    0.51%   0.55%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Insured Tax-Free Fund             0.29%    0.52%   0.00%   0.00%    0.20%   0.00%    0.49%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Intermediate-Term Tax-Free Fund
                                                    0.29%    0.52%   0.00%   0.00%    0.19%   0.00%    0.48%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Limited-Term Tax-Free Fund
                                                    0.29%    0.52%   0.00%   0.00%    0.21%   0.00%    0.50%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Long-Term Tax-Free Fund           0.29%    0.52%   0.00%   0.00%    0.19%   0.00%    0.67%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Municipal Money Market Fund
                                                    0.29%    0.50%   0.00%   0.00%    0.23%   0.00%    0.52%   0.50%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Tax-Free Money Market Fund
                                                    0.29%    0.50%   0.00%   0.00%    0.20%   0.00%    0.49%   0.50%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham European Government Bond Fund                0.44%    0.85%   0.00%   0.00%    0.39%   0.00%    0.83%   0.85%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Florida Intermediate-Term Municipal Fund
                                                    0.42%    0.52%   0.00%   0.00%    0.25%   0.00%    0.67%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Florida Municipal Money Market Fund
                                                    0.42%    0.50%   0.00%   0.00%    0.19%   0.00%    0.61%   0.50%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham GNMA Fund                                    0.28%    0.60%   0.00%   0.00%    0.28%   0.00%    0.56%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Government Agency Money Market Fund
                                                    0.28%    0.48%   0.00%   0.00%    0.28%   0.00%    0.56%   0.48%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Inflation-Adjusted Treasury Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Intermediate-Term Tax-Free Fund              0.42%    0.52%   0.00%   0.00%    0.25%   0.00%    0.67%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Intermediate-Term Treasury Fund              0.28%    0.52%   0.00%   0.00%    0.24%   0.00%    0.52%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Long-Term Tax-Free Fund                      0.42%    0.52%   0.00%   0.00%    0.25%   0.00%    0.67%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Long-Term Treasury Fund                      0.28%    0.52%   0.00%   0.00%    0.32%   0.00%    0.60%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Prime Money Market Fund                      0.31%    0.60%   0.00%   0.00%    0.29%   0.00%    0.60%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Short-Term Treasury Fund                     0.28%    0.52%   0.00%   0.00%    0.32%   0.00%    0.60%   0.52%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2000               0.30%    0.60%   0.00%   0.00%    0.27%   0.00%    0.56%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2005               0.30%    0.60%   0.00%   0.00%    0.30%   0.00%    0.59%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2010               0.30%    0.60%   0.00%   0.00%    0.32%   0.00%    0.62%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2015               0.30%    0.60%   0.00%   0.00%    0.32%   0.00%    0.62%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2020               0.30%    0.60%   0.00%   0.00%    0.30%   0.00%    0.60%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2025               0.30%    0.60%   0.00%   0.00%    0.32%   0.00%    0.62%   0.60%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Tax-Free Money Market Fund                   0.42%    0.50%   0.00%   0.00%    0.25%   0.00%    0.67%   0.50%
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------

         The Annual Expenses for ______________ Funds are expressed without including BMC's voluntary fee waiver and/or expense reimbursement. After such waiver and/or reimbursement, the Total Fund Operating Expenses for each Fund would be ___________, respectively.

         The following table show the transaction expenses paid by a shareholder of the Funds under the Current Advisory and Administrative Agreements and under the Proposed Management Agreement

Shareholder Transaction Expenses-All Funds
--------------------------------------------------------------- -------------------------- --------------------------
                                                                          Under                 Under Proposed
                                                                    Current Advisory              Management
                                                                       Agreements                 Agreements
--------------------------------------------------------------- -------------------------- --------------------------
--------------------------------------------------------------- -------------------------- --------------------------
Sales Load Imposed on Purchases                                           None                       None
--------------------------------------------------------------- -------------------------- --------------------------
--------------------------------------------------------------- -------------------------- --------------------------
Sales Load Imposed on Reinvested Dividends                                None                       None
--------------------------------------------------------------- -------------------------- --------------------------
--------------------------------------------------------------- -------------------------- --------------------------
Deferred Sales Load                                                       None                       None
--------------------------------------------------------------- -------------------------- --------------------------
--------------------------------------------------------------- -------------------------- --------------------------
Redemption Fees*                                                          None                       None
--------------------------------------------------------------- -------------------------- --------------------------
--------------------------------------------------------------- -------------------------- --------------------------
Exchange Fees                                                             None                       None
--------------------------------------------------------------- -------------------------- --------------------------

* Under both agreements, redemption proceeds sent by wire transfer are subject to a $10 processing fee


         The following example illustrates a hypothetical shareholder's total expenses on a $1,000 investment in a Fund, assuming a five percent annual return and redemption at the end of each period, under both the Current Advisory Agreements (without voluntary fee waivers) and the Proposed Management
Agreements. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

-------------------------------------------------- ---------------- --------------- ---------------- ----------------
                                                       1 Year           3 Year          5 Year           10 Year
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
                                                     Cur-    Pro-     Cur-    Pro-    Cur-     Pro-    Cur-     Pro-
Fund                                                 rent    posed    rent    posed   rent     posed   rent     posed
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Equity Growth Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Global Gold Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Global Natural Resources Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Income & Growth Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
American Century Utilities Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Adjustable Rate Government Securities Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Arizona Intermediate-Term Municipal Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California High-Yield Municipal Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Insured Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Intermediate-Term Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Limited-Term Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Long-Term Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Municipal Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham California Tax-Free Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham European Government Bond Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Florida Intermediate-Term Municipal Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Florida Municipal Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham GNMA Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Government Agency Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Inflation-Adjusted Treasury Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Intermediate-Term Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Intermediate-Term Treasury Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Long-Term Tax-Free Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Long-Term Treasury Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Prime Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Short-Term Treasury Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2000
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2005
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2010
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2015
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2020
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Target Maturities Trust:  2025
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------
Benham Tax-Free Money Market Fund
-------------------------------------------------- ------- -------- ------- ------- -------- ------- -------- -------

FACTORS CONSIDERED BY THE DIRECTORS.
         The Directors have considered various matters in determining the reasonableness and fairness of the fees payable by each of the Funds under the Proposed Management Agreement. The Directors' legal counsel advised the Directors on the matters to be considered and the standards to be used by the Directors in reaching their decision.

         In reaching their decision, the Directors examined and weighed many factors, including: (1) the benefits to shareholders of the unified fee payable under the Proposed Management Agreement over the benefits payable under the Current Advisory Agreements and Administration Agreements; (2) the logical total expense ratio relationships which result under the Proposed Management Agreements; (3) the overall financial impact to shareholders of the Funds as a group; (4) the nature and quality of the services rendered and the results achieved by BMC in the areas of investment management (including investment performance comparisons with the Funds' established benchmark indices) and administrative services; (5) changes in the mutual fund industry that have affected the Funds; (6) the payments received by BMC and its affiliates, including ACIM, from the Funds; (7) extensive financial, personnel and structural information as to ACIM's organization, including the costs borne by ACIM and its affiliates in providing services of all types to the Funds; (8) the organizational capabilities and financial condition of ACIM; (9) an analysis of the proposed fee rate changes; (10) information concerning each of the Funds' expense ratios on both an existing and pro forma basis; (11) competitive industry fee structures and expense ratios including, specifically, the relationship of the total expense ratios under the Proposed Management Agreement for each Fund and those of similar funds; and (12) a comparison of the overall profitability of ACIM to the profitability of certain other investment advisers; and (13) any other benefits which ACIM and its affiliates (including BMC) may receive from the current relationship to the Funds.

         Certain of the factors addressed by the Directors in reaching its determination are discussed in more detail below.


         BENEFITS OF THE UNIFIED FEE

         One characteristic of the Proposed Management Agreement's unified fee considered by the Directors is that it results in a single management fee for the Funds. As described above, each Fund currently pays a a number of separate fees: an investment advisory fee, administrative services fee, and transfer agency fees in the form of an account fee and transaction fees. Each Fund also pays all of its other expenses. All of these separate fees and expenses comprise the total expense ratio under the current structure. As discussed previously, total expenses of each Fund are "capped" at the limits set forth in the Current Advisory Agreements, but certain expenses in excess of the cap can be recovered in certain instances. The Directors, BMC and ACIM have concluded that this structure is unnecessarily complicated and should be replaced by a simpler structure in which ACIM provides, or arranges for the provision of, investment advisory, administrative, shareholder and other miscellaneous services in exchange for one unified fee.

         Another characteristic of the proposed unified fee considered by the Directors is the operation of its scheduled fee reductions as assets in a Fund's Investment Category and in the American Century complex of funds increase. In this way, the Funds can benefit from economies of scale that should become available to ACIM as assets under its management grow. Many mutual funds, including the Funds, feature fee schedules which decrease the effective fee as assets grow in size. However, because the many of the fee schedules examined by ACIM and the Directors impact only one relatively small component of total expenses--the investment advisory fee--the benefits of asset growth are often not reflected in total expense ratios of these mutual funds due to increases in other expenses paid by such mutual funds. Because nearly all of these expenses are paid by ACIM under the proposed unified management fee, Fund shareholders will benefit directly as assets in the Funds increase over time. Shareholders will enjoy lower expenses as assets in the American Century family grow regardless of increases in the costs of providing services to the Funds.

         RATIONALIZED FUND TOTAL EXPENSE RATIOS

         The Directors also considered the whether the total expense ratios of the Funds under the Proposed Management Agreement would represent the rational differences in the cost of managing different types of Funds. The Directors examined both the initial determination of the resulting total expense ratios (i.e., the Management Fee) and the ability to maintain the Fund's rational total expense ratios over time.

         Determination of Appropriate Fund Total Expense Ratios. The Directors examined the fees paid under the Current Advisory Agreements and the resulting total expense ratios of the Funds. This total expense ratio represents the sum of the Fund expense paid for by mutual fund shareholders. A mutual fund's shareholders cannot "buy" a fund's investment advisory services alone without "buying" a mutual fund's "other" expenses. As a result, the Directors concluded that the relevant cost to a shareholder is a mutual fund's total expense ratio.

         The Directors then examined the expectations for the total expense ratios of funds by investment type. The Directors determined that the total expense ratios of mutual funds appear to be influenced, among other factors, by two components: (1) the complexity of managing the type of securities in which a fund invests and (2) the risk associated with investments in which a fund invests. The risk component can take many forms, such as credit, market, reinvestment, structure, currency and interest rate risks. The Directors concluded that, in general, a fund whose investments are less complex and feature lower risk than those of another fund should feature a lower total expense ratio, in part because the lower complexity/lower risk fund is less costly to manage.

         The following example illustrates the Directors' assessment of rational total expense ratios of mutual funds. Compare a money market fund which invests only in U.S. Treasury securities with a bond fund which invests in corporate high yield securities. The money market fund is less complicated and will require less risk management on the part of the fund's investment manager relative to the bond fund. Consequently, the Directors concluded that the money market fund should feature a lower total expense ratio than the bond fund.

         Thus, a goal of the Directors was to establish management fees which would correspond more closely to a rational total expense ratio for each Fund relative to the other Funds. The Directors believe that the unified fee featured in the proposed Management Agreement is particularly appropriate for this purpose, since the management fee represents, with limited exceptions, a Fund's total expense ratio.

         Maintaining Relative Total Expense Ratios. The unified fee designed by the Directors and ACIM seeks to maintain the relative total expense relationship between the Funds even as assets grow at differing rates. First, because the unified fee is essentially all-inclusive, the impact of "other" expenses which differ among the Funds is borne almost entirely by ACIM. Second, as described previously, each Fund's investment management fee is determined based on the assets of all American Century funds in its basic investment category (money market, bond or equity). This ensures that the rationalized total expense ratio of these Funds will be maintained as assets grow, even at differing rates. Thus, the rationalized total expense ratios of the Funds can be better maintained.

         ACTUAL AND PRO FORMA MANAGEMENT FEES AND EXPENSES

         The Directors considered the effect of the Proposed Management Agreement on the Funds' fee rates and annual total expense ratios. These fees are reflected in the table set forth above on page __, which provides comparative data for the year ended December 31, 1996, assuming that the proposed fee increase had been in effect throughout the year.

         COSTS OF PROVIDING SERVICE

         The Directors reviewed information concerning the profitability of BMC/ACIM's investment management and investment company activities and its financial condition based on results for the years ended December 31, 1995 and 1996. The information considered by the Directors included operating profit margin information for BMC/ACIM's investment company business alone (i.e., excluding the results of its affiliates) and on a consolidated basis both before and after BMC/ACIM's net expenditures for marketing the Funds. The Directors also reviewed profitability data for the year ended December 31, 1996 for each of the Companies on a Fund-by-Fund basis.

         In evaluating the costs of providing service, the Directors paid particular attention to those Funds whose total expense ratios would have been higher in 1996 had the Proposed Management Agreement been in effect. The Directors considered that the competitive nature of these Funds investment subcategories and more complex investment management emphasized the need to employ highly qualified personnel and advanced technology in managing these Funds.

     o American Century Quantitative Equity Funds. The equity category of mutual funds are at one of their most competitive periods in history. As the number of equity funds has grown, competition for the personnel required to run these funds successfully has increased tremendously, increasing costs to investment advisers who wish to attract and retain such personnel.

     o American Century California Tax-Free and Municipal Funds. The importance of credit analysis and research has significantly increased for California municipal securities. This is, in part, because the higher credit quality securities in the market are becoming more difficult to identify and smaller in quantity. Quality credit analysts and portfolio management personnel are critical for these Funds to identify high-quality investment options in this environment and conversely to avoid bad credit risks.

     o Benham GNMA Fund. The GNMA fund category is one of the most complex government bond funds to manage. Unlike other government bond funds, GNMA funds require an extensive risk evaluation, since pools of securities are subject to prepayment risk. Evaluation of this risk is unlike the credit risk evaluation performed for other government bond funds. Additionally, transactions in GNMA securities settle less frequently than in other government bonds and therefore increase the complexity of managing the Fund. As a result, special skills are required for managing funds similar to the Benham GNMA Fund and competition for the personnel required to manage this type of fund is higher than with other government bond funds.

     o American Century Target Maturities Trust. The Funds of the American Century Target Maturities Trust are a unique investment alternative with few peers. Management of the Funds, while similar to that of general Treasury funds, requires that each Fund reach a targeted net asset value per share in the year of its "maturity". This special feature entails additional risk for the management company (e.g., the risk that the anticipated net asset value at maturity cannot be attained), calls for specialized portfolio skills and necessarily reduces the pool of experienced personnel.

         The Directors considered the fact that the proposed management fees on these Funds would enhance ACIM's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. The Directors also considered the fact that ACIM had increased the quantity and quality of the resources committed to managing these Funds' investment portfolios.

         Finally, the Directors considered the fact that the proposed management fees on these Funds would, in every case, be the same or lower than the maximum total expense ratio currently in place for each Fund under the Current Advisory Agreements. Thus, the Funds' total expense ratios under the Current Advisory Agreements could, at any given time, be as high as those which would have resulted had the Proposed Management Agreement been in effect.

         COMPARISONS WITH OTHER FUNDS

         The Directors compared the proposed total expense ratios the Funds over a certain historical period with the total expense ratios of other investment companies with similar investment objectives for the same period. Despite the fact that the Proposed Management Agreement would increase total expense ratios of some of the Funds, the Directors believe that the resulting total expense ratios are fair and reasonable when compared to funds with similar investment objectives. The total expense ratios of all of the Funds place them substantially below the median fee levels of investment companies with a similar broad investment objective, based on independent industry research figures.

         PORTFOLIO PERFORMANCE

         The Directors considered the performance of the Funds as compared to the performance of their established benchmark indices. The nature and quality of the investment advice rendered by BMC as well as the backgrounds of the portfolio managers and other executive personnel of BMC and ACIM were also considered.

         CHANGE IN AGGREGATE TOTAL EXPENSE RATIOS OF THE FUNDS

         The Directors also considered the Proposed Management Agreement's effect on the overall profitability of ACIM. The Directors considered the fact that the aggregate total expense ratios paid by the Funds would have been lower if the Proposed Management Agreement had been in effect during the year ended December 31, 1996. The Directors also relied on the fact that the unified management fees for each Fund would, in every case, be the same or lower than the maximum total expense ratios for the Funds under the Current Advisory Agreements.

VOTING INFORMATION
         Approval of the Proposed Management Agreements requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund, whichever is less.

         THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

                     SUPPLEMENTAL INFORMATION REGARDING ACIM

         ACIM is a wholly-owned subsidiary of American Century Companies, Inc. ("ACC"), a financial services firm headquartered in Kansas City, Missouri. ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111. James E. Stowers, Jr., Chairman of the Board of ACC and certain other investment companies managed by ACIM, controls ACC by virtue of his ownership of a majority of its voting stock.

         Set forth below is a list of each officer or Director of the Companies who is also an officer, employee or director of ACIM or ACC. No employee of JPMIM is an officer or Director of any Funds.

         James M. Benham,  62,.  Chairman.  Mr.  Benham is also Vice Chairman of
ACC.

         James E. Stowers III, 38, Director. President, Chief Executive Officer and Director, ACC, ACSC and ACIM.

         William M. Lyons, 41, Executive Vice President. Mr. Lyons is also Executive Vice President, Chief Operating Officer, and General Counsel of ACIM, ACSC, and ACC.

         Douglas A. Paul, 50, Vice President, Secretary and General Counsel. Vice President and Associate General Counsel, ACSC.

         Maryanne Roepke CPA, 41, Vice President, Treasurer, and Chief Financial Officer. Ms. Roepke is also Vice President of ACSC.


                  SUPPLEMENTAL INFORMATION REGARDING THE FUNDS

         The actual amount of the investment advisory fee paid to BMC, as well as administrative and transfer agency service fees paid to ACSC by each Fund for the twelve months ended December 31, 1996 is set forth below.

--------------------------------------------------------------- ------------------------- --------------------------
                                                                                           Administrative Services
Fund                                                                  Advisory Fee        and Transfer Agency Fees
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
American Century Equity Growth Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
American Century Global Gold Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
American Century Global Natural Resources Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
American Century Income & Growth Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
American Century Utilities Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Adjustable Rate Government Securities Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Arizona Intermediate-Term Municipal Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California High-Yield Municipal Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Insured Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Intermediate-Term Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Limited-Term Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Long-Term Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Municipal Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham California Tax-Free Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham European Government Bond Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Florida Intermediate-Term Municipal Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Florida Municipal Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham GNMA Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Government Agency Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Inflation-Adjusted Treasury Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Intermediate-Term Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Intermediate-Term Treasury Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Long-Term Tax-Free Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Long-Term Treasury Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Prime Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Short-Term Treasury Fund
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2000
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2005
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2010
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2015
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2020
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Target Maturities Trust:  2025
--------------------------------------------------------------- ------------------------- --------------------------
--------------------------------------------------------------- ------------------------- --------------------------
Benham Tax-Free Money Market Fund
--------------------------------------------------------------- ------------------------- --------------------------


     PROPOSAL 3: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT LIMITATIONS

BENEFITS OF ADOPTING STANDARDIZED INVESTMENT LIMITATIONS

         The primary purpose of this Proposal is to revise the Funds' investment limitations to conform to limitations which are or are expected to become standards for similar types of funds managed by ACIM. The Directors have concurred with ACIM's efforts to analyze the fundamental and non-fundamental investment limitations of the various funds offered by the American Century family of mutual funds and, where practical and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. In many cases, when fundamental limitations are eliminated, a similar non-fundamental limitation will replace them. It should be noted that, when these limitations are non-fundamental, ACIM cannot simply change the policy when it so desires. Rather, the Board of Directors must approve any amendment to the limitations. The Board of Directors may approve an amendment, for example, to respond to developments in the marketplace, or changes in federal or state law.

         It is NOT anticipated that any of the sub-proposals will substantially affect the way the Funds are currently managed. ACIM is presenting them to shareholders for approval because ACIM believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with both fundamental and non-fundamental investment limitations. Although adoption of a particular new or revised limitation is not likely to have a significant impact on the current investment techniques employed by the Funds, it will contribute to the overall objectives of standardization which are summarized above. Set forth below, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with your proxy statement.

         A listing of the proposed standard fundamental investment limitations to be adopted by each Company are set forth in Appendix 2. A listing of the current fundamental investment limitations of the Funds are set forth in Appendix 3.

CHANGE #1   TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT  LIMITATION  CONCERNING
            DIVERSIFICATION OF INVESTMENTS

            (Equity Growth, Income & Growth, Utilities, Inflation-Adjusted Treasury, Intermediate-Term Tax-Free, Long-Term Tax-Free, Long-Term Treasury, Prime Money Market, Short-Term Treasury, Tax-Free Money Market and American Century Target Maturities Trust only)


         Equity Growth, Income & Growth, Utilities, Inflation-Adjusted Treasury, Intermediate-Term Tax-Free, Long-Term Tax-Free, Long-Term Treasury, Prime Money Market, Short-Term Treasury and Tax-Free Money Market each feature a fundamental investment objective regarding diversification which states that each may not:

         With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer. Purchase the securities of any one issuer if immediately after such purchase the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         Similarly, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental investment limitation which states that each may not:

         Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         It is proposed that shareholders approve eliminating this fundamental investment limitation.

         The American Century Global Gold, American Century Global Natural Resources, Benham Arizona Intermediate-Term, Benham California Municipal Money Market, Benham European Government Bond, Benham Florida Intermediate-Term Municipal and Benham Florida Municipal Money Market Funds are "nondiversified open-end management companies" under the Investment Company Act and therefore are not subject to a diversification requirement. The Funds listed above have elected to be "diversified open-end management investment companies" under the Investment Company Act, which requires the limitations contained in the current fundamental limitation to apply to 75% of the total assets of the Funds.

         The current policy of the Funds in the American Century Target Maturities Trust is more restrictive, applying the limitations on ownership to 100% of the Funds' portfolio, while the other Funds listed above apply the Investment Company Act standard. The primary purpose of the proposed change with respect to those Funds applying the more restrictive standard is to allow the Funds to invest in accordance with the limits contained in the Investment Company Act. This would allow large Funds the flexibility to purchase larger amounts of issuers' securities when ACIM deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the Investment Company Act. With respect to those Funds currently applying the Investment Company Act standard, the elimination of the fundamental policy will allow the Funds to respond more quickly if that standard is changed in the future, as well as other legal, regulatory, and market developments, without the delay or expense of a future shareholder vote. However, none of the Funds could change their election regarding their diversification without a future shareholder vote. The elimination of the fundamental policy would also conform the limitations of the Funds with the limitation which is expected to become standard for all diversified funds managed by ACIM. Adoption of this change is not expected to immediately affect the operation of the Funds.

CHANGE #2   TO  AMEND  THE  FUNDAMENTAL  INVESTMENT  LIMITATION  CONCERNING  THE
            ISSUANCE OF SENIOR SECURITIES

            (all Funds except Global Gold, Global Natural Resources, Utilities, Arizona Intermediate-Term Municipal, European Government Bond,
            Florida Intermediate-Term Municipal and Florida Municipal Money Market)

         Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental investment limitation which states that each may not:

         Issue or sell any class of senior security as defined in the Investment Company Act of 1940.

         Similarly, the fundamental investment limitation for Equity Growth, Income & Growth, Adjustable Rate Government Securities, California Municipal Money Market, California Tax-Free Money Market, GNMA, Government Agency Money Market, Short-Term Treasury, Long-Term Treasury, Prime Money Market and Tax-Free Money Market requires that each may not:

         Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under the Fund's borrowing policies and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

         Intermediate-Term Treasury features a fundamental investment limitation which states that the Fund may not:

         Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowings might be deemed such. The Fund may not purchase any security for which it may be liable for further payment or liability.

         The fundamental investment limitation for California High Yield Municipal, California Insured Tax-Free, California Intermediate-Term Tax-Free, California Limited-Term Tax-Free, California Long-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free requires that each may not:

         Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that transactions in options, futures, options on futures, other interest rate hedging instruments, notes evidencing temporary borrowings, or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

         It is proposed that shareholders approve replacing the Funds' current fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:

          "The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940."

         The primary purpose of this proposed change is to revise the Fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental senior securities limitation will also require shareholder approval to modify.

         The proposed limitation clarifies that the Funds may issue senior securities to the full extent permitted under the Investment Company Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the Investment Company Act.

         Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, adoption of a standardized fundamental investment limitation will facilitate ACIM's investment compliance efforts and will allow the Fund to respond to developments in the mutual fund industry and the Investment Company Act which may make the use of permissible senior securities advantageous.

CHANGE #3   TO AMEND THE FUNDAMENTAL  INVESTMENT LIMITATION CONCERNING BORROWING
            (ALL FUNDS)

         The fundamental investment limitation concerning borrowing for Global Gold, Inflation-Adjusted Treasury and Utilities states that each may not:

         Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         Long-Term Treasury and Short-Term Treasury each may not:

         Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 33 1/3% of the Fund's total assets.

         Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

         Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, a Portfolio may not mortgage, pledge, or hypothecate in excess of 33 1/3% of the value of its total assets. A Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. A Portfolio will not borrow in order to increase income (leverage), but only to facilitate redemption requests that might require untimely disposition of portfolio securities.

         Prime Money Market may not:

         Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements and forward commitment transactions for any purpose, provided that (i) and (ii) in combination do not exceed 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         The remaining Funds each may not:

         Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

         It is proposed that shareholders approve replacing the Fund's current fundamental investment limitation with the following fundamental investment limitation governing borrowing:

         "The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

         The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by ACIM. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.

         Adoption of the proposed limitation is not currently expected to affect the way the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest. However, the funds' current limitation restricts borrowing to 5% of total assets, rather than the 33 1/3% in the proposed limitation. The proposed limitation therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the funds have no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

         The proposed change will therefore have no current impact on the Fund. However, adoption of a standardized fundamental investment limitation will facilitate ACIM's investment compliance efforts and will enable the Fund to respond more promptly if circumstances suggest such a change in the future.

CHANGE #4    TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING

            (all Funds except Global Gold and Inflation-Adjusted Treasury)

         Equity Growth and Income & Growth each may not:

         Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under its investment limitations.

         Utilities and Prime Money Market each may not:

         Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

         Long-Term Treasury and Short-Term Treasury each may not:

         Make loans, other than loans of portfolio securities pursuant to guidelines established by the board of trustees, provided that this limitation will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

         Intermediate-Term Treasury may not:

         Lend money other than through the purchase of debt securities in accordance with its investment policy (this restriction does not apply to repurchase agreements).

         Global Natural Resources, Adjustable Rate Government Securities, European Government Bond, GNMA, Government Agency Money Market, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

         Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with its investment objectives and policies.

         The remaining Funds may not:

         Make loans to others, except in accordance with the Fund's investment objective and policies.

         It is proposed that shareholders approve the replacement of the foregoing investment limitations with the following amended fundamental limitation concerning lending (which, if approved, could not be changed without a future vote of shareholders):

         The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or
         (ii) by engaging in repurchase agreements with respect to portfolio securities.

         The proposal is not expected to significantly affect the way in which any of the Funds is managed, the investment performance of the Funds, or the securities or instruments in which the funds invest. However, the proposed limitation would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         Finally, the adoption of standardized investment limitations proposed will advance the goals of investment limitation standardization.

CHANGE #5   TO  AMEND   THE   FUNDAMENTAL   INVESTMENT   LIMITATION   CONCERNING
            CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

            (Global Natural Resources, Equity Growth, Income & Growth, Intermediate-Term Tax-Free, Long-Term Tax-Free, Long-Term Treasury, Short-Term Treasury, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         The fundamental investment limitation concerning concentration of investments in a particular industry for Global Natural Resources requires that it may not:

         Purchase any security if, as a result, 25% or more of the Fund's total assets will be invested in the securities of issuers having their principal business in the same industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural resources industry. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

         The remaining Funds may not:

         Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activity in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or to municipal securities of any type.

         Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern concentration of investments for all Funds except Global Natural Resources:

         The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

The Global Natural Resources Fund's limitation regarding concentration will be replaced with the following:

         The Fund shall not deviate from its policy of concentrating its investments in securities of issuers engaged in the natural resources industries.

         The primary purpose of the proposed amendment is to adopt a concentration limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental concentration limitation may not be changed without a future vote of shareholders.

         While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #6   TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT   LIMITATION  REGARDING
            INVESTMENTS IN ILLIQUID SECURITIES

            (Equity Growth, GNMA, Government Agency Money Market, Income & Growth, Intermediate-Term Tax-Free, Long-Term Tax-Free, Adjustable Rate Government Securities, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         Equity Growth and Income & Growth both feature a fundamental investment limitation which states that each may not:

         Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

         The fundamental investment limitation for the remaining Funds requires that each may not:

         Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

         It is proposed that shareholders approve replacing this fundamental limitation with the following non-fundamental limitation that could be changed by vote of the Directors in response to regulatory, market, legal, or other developments without further approval by shareholders.

         As an operating policy, The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

         Under the rules established by the Securities and Exchange Commission, mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that funds can satisfy these requirements, the SEC requires mutual funds to limit their holdings in illiquid securities to 15% of their net assets because illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price. The percentage limitation restricting the amount the Fund may invest in illiquid securities has been changed by the SEC over time. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%.

         In order to be able to take advantage of regulatory and market developments, we are asking that shareholders approve the proposal and thereby eliminate this fundamental investment limitation and replace it with a non-fundamental limitation on illiquid securities. While non-fundamental investment limitations can be changed without shareholder approval, such changes still require the approval of your Board of Directors. Making the Funds' limitation non-fundamental will allow the Funds to respond more quickly to legal, regulatory, and market developments without the expense of a future shareholder vote.

         If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by ACIM, utilizing the guidelines that it currently uses.

         The types of securities that may be considered illiquid by ACIM will vary over time based on changing market and regulatory conditions. In determining the liquidity of each Fund's investments, ACIM may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Currently, ACIM anticipates treating repurchase agreements maturing in more than seven days, over-the-counter options, non-government stripped fixed-rate mortgage backed securities, and some government stripped, fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements as illiquid securities.

         The proposed change will have no significant impact on the Funds. However, adoption of a standardized non-fundamental investment limitation will facilitate ACIM's investment compliance efforts and will enable the Funds to respond more promptly if circumstances suggest such a change in the future.

CHANGE #7   TO ELIMINATE THE  FUNDAMENTAL  LIMITATION  CONCERNING  INVESTMENT IN
            OTHER INVESTMENT COMPANIES

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Income & Growth, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)


         The fundamental investment limitation concerning investment in other investment companies for Equity Growth and Income & Growth states that each may not:

         Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities in the aggregate or more than 5% in any one such security.

         Similarly, the fundamental limitation of California Municipal Money Market, California Tax-Free Money Market, GNMA and Tax-Free Money Market requires that each may not:

         Acquire or retain the securities of any other investment company, except in connection with a merger, consolidation, acquisition, or reorganization.

         Intermediate-Term Tax-Free and Long-Term Tax-Free each may not:

         Acquire or retain the securities of any other investment company, except that the Fund may, for temporary purposes, purchase shares of the Money Market Fund, subject to such restrictions as may be imposed by (i) the Investment Company Act of 1940 and rules thereunder or (ii) any state in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

         California  High  Yield   Municipal,   California   Insured   Tax-Free,
California Intermediate-Term Tax-Free, California Limited-Term Tax-Free and California Long-Term Tax-Free each may not:

         Acquire or retain the securities of any other investment company except that the Fund may, for temporary purposes, purchase shares of a money market mutual fund, subject to such restrictions as may be imposed by
         (i) the Investment Company Act of 1940 and rules thereunder, or (ii) any State in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

         The remaining Funds feature a fundamental investment limitation which requires that each may not:

         Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

         Shareholders of the Funds listed above are being asked to approve the elimination of these limitations.

         The ability of mutual funds to invest in other investment companies is restricted by rules under the Investment Company Act. These restrictions will remain applicable to the Funds whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future.

CHANGE #8   TO  AMEND   THE   FUNDAMENTAL   INVESTMENT   LIMITATION   CONCERNING
            INVESTMENTS IN REAL ESTATE

            (Equity Growth, Income & Growth, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         The real estate fundamental investment limitation of Equity Growth and Income & Growth states that each may not:

         Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; or (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein.

         Intermediate-Term Treasury, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental limitation which states the each may not:

         Purchase or sell real estate.

         Under slightly different fundamental investment limitation, California High Yield Municipal, California Insured Tax-Free, California Intermediate-Term Tax-Free, California Limited-Term Tax-Free, California Long-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free are not permitted to:

         Purchase, sell, or invest in real estate, provided that this limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

         Likewise, California Municipal Money Market, California Tax-Free Money Market and Tax-Free Money Market may not:

         Purchase, sell, or invest in real estate, provided that this limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

         Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern future purchases and sales of real estate:

         The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.

         The proposed limitation would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Funds regularly invest, ACIM considers this to be a remote possibility.

         To the extent that a Fund buys securities and instruments of companies in the real estate business, the fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and arrangement skill of real estate companies.

         While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #9   TO  AMEND   THE   FUNDAMENTAL   INVESTMENT   LIMITATION   CONCERNING
            UNDERWRITING

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Income & Growth, Florida Intermediate-Term Municipal, Florida Municipal Money Market, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         Equity Growth, Income & Growth, Adjustable Rate Government Securities, GNMA and Government Agency Money Market each have a fundamental investment limitation which states the each may not "act as an underwriter of securities issued by others." Similarly, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020, Target 2025 each may not "act as an underwriter of securities issued by others, except to the extent that the purchase of portfolio securities may be deemed to be an underwriting."

         The remaining Funds have a fundamental investment limitation which requires that each may not:

         Act as an underwriter of securities issued by others, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Fund's investment policies and techniques, may be deemed to be an underwriting.

         It  is  proposed  that  shareholders   approve  replacing  the  current
limitations  with  the  following  amended  fundamental   investment  limitation
concerning underwriting:

         The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

         The primary purpose of the proposed amendment is to clarify that the Fund is not prohibited from selling restricted securities if, as a result of the sale, the Fund would be considered an underwriter under federal securities laws. It is also intended to revise the Fund's fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by ACIM. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #10  TO  AMEND   THE   FUNDAMENTAL   INVESTMENT   LIMITATION   CONCERNING
            COMMODITIES

            (all Funds except Equity Growth, Global Gold, Income & Growth and Utilities)

         The  fundamental   investment  limitation  concerning  commodities  for
Long-Term Treasury, Short-Term Treasury and Utilities states that each may not:

         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

         Prime Money Market's fundamental investment limitation states that it may not:

         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

         The remaining Funds are each subject to a fundamental limitation which states that each may not:

         Purchase or sell physical commodities or contracts relating to physical commodities or buy and sell foreign exchange*.

*European Government Bond deletes the language relating to foreign exchange.

         It  is  proposed  that  shareholders   approve  replacing  the  current
limitations  with  the  following  amended  fundamental   investment  limitation
concerning commodities:

         The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

         The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). ACIM recognizes that investment in futures contracts and related options may not be appropriate for all funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of futures contracts and related options for those Funds for which the Directors and American Century determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund.

         The proposed amendment to revise the Fund's fundamental limitation on commodities will also serve the purpose of conforming the limitation with the limitation which is expected to become standard for all funds managed by American Century. While the proposed change will have no significant impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #11  TO ELIMINATE THE FUNDAMENTAL  LIMITATION  CONCERNING  INVESTMENTS IN
            ISSUERS WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS

            (Equity Growth, Income & Growth and Target Maturities Trust only)


         Equity Growth and Income & Growth each feature a fundamental investment limitation which requires that each may not:

         Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

         Likewise, the Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

         Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors.

         We are asking shareholders to approve the elimination of the above fundamental investment limitation.

         Certain states, when they had the authority to regulate mutual funds, required that funds limit their investments in companies which have less than three years of continuous operation. These states no longer have the authority to regulate the Funds. Neither the SEC or the Investment Company Act have this restriction. ACIM does not believe that a blanket prohibition against these types of investments is in the best interests of the Funds, especially for those funds that tend to invest in smaller companies. Accordingly, it is recommending the change. Additionally, the elimination of the fundamental limitation will advance the goals of standardization.

         ACIM recognizes that the investment in securities of companies with less than three years of continuous operating history may not be appropriate for all of the Funds. If the proposed amendment is approved, ACIM and the Board of Directors of the Funds will determine the appropriateness of such investments on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in securities of issuers with less than three years continuous operating history for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund.

CHANGE #12  TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING SHORT SALES

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Government Agency Money Market, Income & Growth, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         Under their current fundamental investment limitations, Equity Growth and Income & Growth each may not:

         Engage in any short-selling operations (except by selling futures contracts).

         California High Yield Municipal, California Insured Tax-Free, California Intermediate-Term Tax-Free, California Limited-Term Tax-Free, California Long-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free each may not:

         Engage in any short-selling operations, except that the Fund may purchase, sell, or enter into short positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and any other interest rate hedging instrument as may be permitted under the federal securities or commodities laws.

         The remaining Funds listed in the box above each may not:

         Engage in any short-selling operations.

         We are asking shareholders to approve the elimination of these fundamental investment limitation. If the proposal is approved, the current fundamental limitation will be replaced with a non-fundamental limitation which could be changed without a vote of shareholders. The proposed non-fundamental limitation is as follows:

         As an operating policy, the Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

         In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

         ACIM recognizes that short sales may not be appropriate for all of the Funds. If the proposal is approved, ACIM and the Board of Directors of the Funds will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice will also be included in such Fund's Prospectus and/or Statement of Additional Information.

         Elimination of the Funds' fundamental limitation on short selling is unlikely to affect the Funds' investment techniques at this time. Fund management believes that efforts to standardize the Funds' investment limitations with those of the other Funds in the American Century family of funds will facilitate ACIM's investment compliance efforts.

CHANGE #13  TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN
            PURCHASES OF SECURITIES

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Government Agency Money Market, Income & Growth, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         Under their respective current fundamental investment limitations, Equity Growth and Income & Growth each may not:

         Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

         Under the current investment advisory structure. Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

         Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases of portfolio securities. The Fund may not engage in transactions involving puts, calls, straddles or spreads.

         Adjustable Rate Government Securities, GNMA, Government Agency Money Market and Intermediate-Term Treasury each may not:

         Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

         California Municipal Money Market, California Tax-Free Money Market and Tax-Free Money Market each may not:

         Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except that it may purchase and hold securities with rights to put securities to the seller or "standby commitments" in accordance with its investment techniques.

         Intermediate-Term Tax-Free and Long-Term Tax-Free each may not:

         Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment techniques.

         The remaining Funds listed in the box above each may not:

         Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment policies.

         It is proposed that shareholders of the Fund approve the elimination of these fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental limitation with a non-fundamental limitation which could be changed without a vote of shareholders. The proposed non-fundamental limitation is as follows:

         As an operating policy, the Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The current fundamental limitation prohibits a Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation would parallel the SEC's policies.

         Although elimination of the Funds' fundamental limitation on margin purchases is unlikely to affect any Fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the Funds may alter its investment practices in the future. We believe that efforts to standardize investment limitations will facilitate American Century's investment compliance efforts.

CHANGE #14  TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT  LIMITATION  CONCERNING
            WARRANTS

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Government Agency Money Market, Income & Growth, Intermediate-Term Tax-Free, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         Equity Growth and Income & Growth both feature a fundamental investment limitation concerning warrants which requires that each may not:

         Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The remaining Funds listed in the box above each may not:

         Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

         The Directors are proposing that shareholders vote to eliminate the above fundamental limitations.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         The fundamental investment limitation of Equity Growth and Income & Growth was designed to track certain state regulations which prohibited mutual funds from purchasing warrants in excess of 10% of the Fund's net assets. Of that amount, no more than 2% of the value of the Fund's net assets could be warrants which are not traded on principal domestic or foreign stock exchanges. These state regulations are no longer applicable to the Funds. Elimination of the fundamental limitation with respect to these Funds may offer them greater investment opportunities in the future.

         The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in warrants to the extent permitted by law. ACIM recognizes that investment in futures contracts and related options may not be appropriate for all Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of investment in warrants on a Fund-by-Fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of warrants for those Funds for which the Directors and American Century determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund. With respect to the remaining Funds, investments in warrants would generally not be appropriate in light of their investment objectives. The fundamental investment limitation is therefore redundant of the limitations established by these Funds' respective investment objectives.

         Elimination of the Fund's fundamental limitation regarding investments in warrants is unlikely to affect the Funds' investments at this time. The Directors believe that efforts to standardize the Fund's investment limitations with those of the other Funds in the American Century family will facilitate ACIM's investment compliance efforts.

CHANGE #15  TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT  LIMITATION  CONCERNING
            INVESTMENTS IN OIL, GAS AND MINERAL EXPLORATION DEVELOPMENT PROGRAMS

            (All Funds except Global Gold, Intermediate-Term Treasury, Long-Term Treasury, Prime Money Market, Short-Term Treasury and Utilities)

         Currently, both Equity Growth and Income & Growth are subject to a fundamental investment limitation which states that each may not:

         purchase interests in oil, gas and/or mineral exploration development programs or leases; provided that this limitation shall not prohibit the purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distribution of oil, gas or minerals.

         The remaining Funds' fundamental investment limitations state that each may not:

         purchase interests in oil, gas and/or mineral exploration development programs or leases.

         It is proposed that this limitation be eliminated. Investment in oil, gas or other mineral exploration programs is permitted under federal standards for mutual funds, but has historically prohibited by some state regulations. None of the Funds intends to invest in the types of securities which are prohibited under the current fundamental limitation. The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in appropriate securities to the extent permitted by law and as appropriate to a Fund's investment objective. ACIM recognizes that investment in oil, gas or other mineral exploration programs may not be appropriate for all, perhaps any, Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of any investment in any oil, gas or other mineral exploration programs on a Fund-by-Fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of warrants for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund. With respect to the remaining Funds, investments in oil, gas or other mineral exploration programs would generally not be appropriate in light of their investment objectives. The fundamental investment limitation is therefore redundant of the limitations set by these objectives.

         Elimination of the limitation is therefore unlikely to affect the investments of the Funds. However, the Directors believe that efforts to standardize the Funds' investment limitations with those of the other Funds in the American Century family of funds will facilitate ACIM's investment compliance efforts and advance the goals of standardization.

CHANGE #16  TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT  LIMITATION  CONCERNING
            INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND DIRECTORS

            (Adjustable Rate Government Securities, Equity Growth, GNMA, Government Agency Money Market, Income & Growth, Intermediate-Term Tax-Free, Intermediate-Term Treasury, Long-Term Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

         The Funds listed above each are currently subject to a fundamental investment limitation which states that it may not:

         Purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. However, such restrictions shall not apply to holdings of the issuers of industrial development bonds.

         This investment limitation was originally adopted in response to state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale. These requirements are no longer applicable to the Funds. As a result, it is proposed that this fundamental limitation be eliminated with respect to each Fund.

         Elimination of the limitation is unlikely to affect the investments of the Funds. The Directors and ACIM do not believe that such investments cause any conflict of interest with the Funds. The elimination of this limitation would advance the goals of standardization of the Funds' investment limitations with those of the other Funds in the American Century family of funds.

CHANGE #17  TO  ELIMINATE  THE  FUNDAMENTAL   INVESTMENT  LIMITATION  CONCERNING
            INVESTMENTS IN RESTRICTED SECURITIES

            (Intermediate-Term Treasury only)

         Currently, Intermediate-Term Treasury is subject to a fundamental investment limitation which states that it may not:

         Invest in portfolio securities that the Fund may not be free to sell to the public without registration under the Securities Act of 1933 or the taking of similar actions under other securities laws relating to the sale of securities.

         The investment objective of the Fund precludes investment in restricted securities by limiting the Fund's investments to securities issued by the U.S. Treasury. As a result, the limitation is redundant and unnecessary. It is proposed that this limitation be eliminated. While the change will not impact the Fund's investments, the elimination of the limitation will advance the goals of investment limitation standardization within the American Century family of funds.

         It may seem to most shareholders that the 18 proposals to modify fundamental investment policies are technical and somewhat difficult to understand. ACIM believes, however, that adopting uniform limitations, as well as ones that are appropriate to the Funds, are in the best interests of Fund shareholders. Your Board of Directors supports those efforts. If this Proposal 4 is approved by shareholders, it is expected to become effective on August 1, 1997.

         The Board of Directors unanimously recommends that shareholders vote "FOR" the adoption of standardized fundamental investment limitations.


             PROPOSAL 4: APPROVAL OF SUBADVISORY AGREEMENT WITH J.P.
              MORGAN INVESTMENT MANAGEMENT, INC. (Benham European
                           Government Bond Fund only)

         J.P. Morgan Investment Management, Inc. ("JPMIM") serves as the subadvisor to the Benham European Government Bond Fund, pursuant to a sub-investment advisory agreement dated June 1, 1995 (the "Current Subadvisory Agreement"). This agreement is currently between JPMIM and BMC. If the Proposed Management Agreement with ACIM is approved, the Current Advisory Agreement between BMC and the Benham European Government Bond Fund will terminate under the Investment Company Act. To accommodate this change and retain JPMIM as the Benham European Government Bond Fund's subadvisor, a replacement Subadvisory Agreement between JPMIM and ACIM is necessary. No other substantive changes will be made to the Agreement with JPMIM. The Investment Company Act requires the shareholders of the Fund to approve the Subadvisory Agreement between JPMIM and ACIM.

         The Current Subadvisory Agreement provides that JPMIM assumes the responsibilities and obligations BMC assumed under its Advisory Agreement with the Benham European Government Bond Fund. The Sub-Advisory Agreement also provides that JPMIM will make investment decisions for the Fund in accordance with the Fund's investment objective, policies, restrictions and whatever additional written guidelines it may receive from ACIM from time to time and that in providing those services, JPMIM will supervise the Fund's investments and conduct a continual program of investment evaluation and, if appropriate, sale and reinvestment of the Fund's assets. All investments made by JPMIM are subject to approval or ratification by BMC. For such services, BMC pays JPMIM a monthly fee on the first business day of each month at an annual rate computed at 0.20% of the Fund's average daily net assets up to $200 million and 0.15% of the Fund's average daily net assets over $200 million.


         The Current Subadvisory Agreement terminates automatically in the event of its assignment and may be terminated by the Benham European Government Bond Fund at any time without payment of any penalty on 60 days' written notice, by BMC, a majority of the Benham European Government Bond Fund's Directors in office at the time, or by vote of a majority of the Benham European Government Bond Fund's outstanding votes. The Current Subadvisory Agreement may be terminated by JPMIM upon six months' written notice to the Benham European Government Bond Fund and BMC.

         The terms of the proposed Subadvisory Agreement are identical in all respects to the terms of the Current Subadvisory Agreement. The proposed Subadvisory Agreement appears as Appendix 4 to this Proxy Statement.

         If the proposed Subadvisory Agreement is approved by the Benham European Government Bond Fund's shareholders, it will become effective on August 1, 1997 and will remain in effect, unless earlier terminated, for an initial two-year term and will continue from year-to-year thereafter, subject to approval annually by the Board of Trustees of the Benham European Government Bond Fund, including a majority of the non-interested Directors, or by affirmative vote of a majority of the outstanding votes of the Benham European Government Bond Fund.

         Actual fees paid to JPMIM under the Current Subadvisory Agreement for the last fiscal year are set forth below under "Supplemental Information Regarding JPMIM". Such fees would have been the same had the proposed Subadvisory Agreement been in effect. The Current Subadvisory Agreement was last approved by shareholders of the Benham European Government Bond Fund at a meeting of shareholders held on May 31, 1995.

         Approval of the proposed Subadvisory Agreement requires the affirmative vote of holders of a majority of the outstanding votes of Benham European Government Bond Fund. For this purpose, the term "majority of the outstanding votes" means the vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.


  THE DIRECTORS OF BENHAM EUROPEAN GOVERNMENT BOND FUND UNANIMOUSLY RECOMMEND
    THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SUBADVISORY AGREEMENT.


                    SUPPLEMENTAL INFORMATION REGARDING JPMIM

         JPMIM has served as the subadvisor to European Government Bond Fund since the Fund's inception on January 7, 1992. It is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated and manages accounts for mutual funds, pension funds, and other private institutional accounts. With offices in London and Singapore, JPMIM draws from a worldwide resource base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates: Morgan Trust Bank in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GMBH in Frankfurt. JPMIM's principal business address is 522 Fifth Avenue, New York, New York 10036.

         For the period ended __________, 199_, BMC paid $___________ to JPMIM for its services under the current Subadvisory Agreement.

         The directors and principal executive officers of JPMIM and their principal occupations are listed below.

------------------------------------------- -------------------------------------------------------------------------
Name and Address                            Position with JPMIM and Principal Occupation
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
C. Nicholas Potter                          Chairman of the Board, Morgan Guaranty Trust Company of  New York;
9 West 57th Street                          Director, JPMIM.
New York, NY  10019
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Kenneth W. Anderson                         Director of Managing Director, JPMIM.*
83 Pall Mall
London SWIY 5ES
United Kingdom
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Robert A. Anselmi                           Director, Managing Director and Secretary, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
David L. Brigham                            Director, Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Jean L. Brunel                              Director, Morgan Guaranty Trust Company of New York; Director, JPMIM.
9 West 57th Street
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
William L. Cobb, Jr.                        Vice Chairman, Director and Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10019
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Michael R. Granito                          Director and Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Thomas M. Luddy                             Director and Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Michael E. Patterson                        Director, J.P. Morgan & Co. Incorporated; Director, JPMIM
60 Wall Street
New York, NY  10260
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
Keith M. Schappert                          President, Director and Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
M. Steven Soltis                            President, Director and Managing Director, JPMIM.*
522 Fifth Avenue
New York, NY  10036
------------------------------------------- -------------------------------------------------------------------------
------------------------------------------- -------------------------------------------------------------------------
John R. Thomas                              Director, J.P. Morgan Trust Bank Ltd.; Director JPMIM.
Alaska Park Building
2-20, Alaska 5-chome
Minato-ku, Tokyo, Japan
------------------------------------------- -------------------------------------------------------------------------
*  Managing  Director  is an  officer's  title,  and  those  who hold it are not necessarily directors of JPMIM.

                  PROPOSAL 5: APPROVAL OF AMENDMENT OF GENERAL
                  INVESTMENT POLICY FOR BENHAM ADJUSTABLE RATE
                           GOVERNMENT SECURITIES FUND

SUMMARY
         The Directors of the Benham Adjustable Rate Government Securities Fund are recommending that the shareholders of the Fund approve an amendment to the Fund's general investment policy which dictates that it invest at least 65% of the Fund's total assets in adjustable rate mortgage securities (ARMs). This amendment would change the Fund's focus to that of a short-term government bond fund. This amendment is motivated by changes which have made focusing on adjustable-rate government securities less desirable. If the change is approved, the name of the Fund would be changed to the "Benham Short-Term Government Fund". While the changes contemplated by the Directors' recommendation do not strictly require shareholder approval, the Directors have concluded that the change is significant enough to warrant seeking shareholder approval.

PROPOSED CHANGE TO GENERAL INVESTMENT POLICY

         The fundamental investment objective of the Fund states that the Fund "seeks to provide investors with a high level of current income, consistent with stability of principal." This investment objective has been in effect since the Fund's inception in January 1992. The Fund currently pursues this objective by investing at least 65% of the Fund's total assets in ARMs and other securities collateralized by or representing interests in mortgages (collectively, "mortgage-backed securities").

         The Directors are proposing that the Fund change its general investment policy so that the Fund pursues its investment objective by investing in securities of the U.S. government and its agencies and maintaining a weighted average duration of three years or less.

REASONS FOR PROPOSED CHANGE
         The Fund's original design was intended to provide an alternative short-term government securities investment vehicle. At the time of its inception, many investors, including BMC (the Fund's current investment advisor), believed that funds that focused on ARMs and similar short-term mortgage-backed securities could feature higher yield potential than short-term U.S. government bond funds with lower share price volatility than more general mortgage securities funds. During some periods of the Fund's existence, the Fund was able to realize this intended goal. Generally, however, the market for ARMs has not developed as the Fund and the investment industry as a whole had anticipated. First, the activity in the market for ARMs has not risen to the level of markets for other similar-duration government securities. Second, despite the lower than expected activity in the ARM market, premiums required to invest in many securities continue to be higher than for government securities generally. Both of these factors have impacted the Fund's performance.

         Other mutual funds have also been impacted by these developments. However, these funds have been able to minimize the impact of the ARM market difficulties by shifting investment to other short-term U.S. government securities. This option was largely unavailable to the Fund because of its policy to invest at least 65% of its assets in ARMs and similar mortgage-backed securities.

         The Directors and ACIM believe that the Fund's investment objective will be better pursued by changing the its general investment policy to allow investment in other short-term government securities, such as Treasury securities and securities issued by U.S. government agencies. As a result of the change, the Fund's potential investment opportunities will be expanded to include a wider array of short-term government securities. The market for many of these securities, particularly Treasury securities, is substantially more active, making the securities more liquid. In addition, premiums required to purchase short-term Treasury securities and other non-mortgage-backed government securities are generally smaller, with a greater percentage trading at a discount to their face value.

         The Fund could and expects to continue to invest in ARMs and mortgage-backed securities. However, it will no longer be required to primarily rely on these securities to pursue its investment objective. This will allow the Fund to forego investment in mortgage-backed securities altogether when market conditions for other types of short-term government securities appear more favorable. In this sense, the Directors and ACIM, believe that the Fund's ability to pursue its investment objective will be enhanced.

RISK FACTORS
         Short-Term Duration. Duration is a calculation that seeks to measure the price sensitivity of a bond or bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. This value is referred to as the "duration".

         If the proposed change is approved, the Fund's "short-term" designation means that the Fund will limit the dollar-weighted average duration of its portfolio to three years or less. This means that the Fund's share price will generally be less sensitive to changes in interest rates than longer-term government bond funds.

         U.S. Government Securities. If the proposed investment policy change is approved, the Fund may invest in the following securities (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government that are established under an act of Congress.

         The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are sup-ported only by the credit of the instrumentality.

VOTING REQUIREMENTS
         To deem the amendment as approved, the Directors are seeking the affirmative vote of holders of a majority of the outstanding votes of Benham Adjustable Rate Government Securities Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less. If the proposed amendment is approved, the Fund's name will be changed to "Benham Short-Term Government Fund" upon implementation of the amended investment objective.

         The Directors of Benham Adjustable Rate Government Securities Fund unanimously recommend that shareholders of the Fund vote "FOR" the approval of the Amendments to the Fund's general investment policy.


                 PROPOSAL 6: APPROVAL OF AMENDMENT OF INVESTMENT
               OBJECTIVE FOR BENHAM EUROPEAN GOVERNMENT BOND FUND


SUMMARY

         On May 2, 1997, the Directors of the Benham European Government Bond Fund unanimously approved the amendment of the Fund's fundamental investment objective. This amendment would change the Fund's investment objective by allowing the Fund to change its investment universe from European government bonds to a portfolio of international fixed income securities. This amendment is motivated by significant changes, most notably the prospect of currency unification, which are affecting the security markets of Europe. If the amendment is approved, the name of the Fund would be changed to the "Benham International Bond Fund". The Directors unanimously recommend that shareholders vote to approve the Proposal.

CURRENT INVESTMENT OBJECTIVE

         The current fundamental investment objective of the Fund states that the Fund "seeks over the long-term as high a level of total return as is consistent with investment in the highest quality European government debt securities." This investment objective has been in effect since the Fund's inception in January 1992.

PROPOSED INVESTMENT OBJECTIVE
         The Directors propose that the fundamental investment objective of the Fund be amended (the "Proposed Amendment") to state that the Fund seeks to provide  high  current  income  and  capital  appreciation  by
         investing  in   high-quality,   nondollar-denominated   government  and
         corporate debt securities outside the U.S.

         If the proposal is approved, the Fund will continue its subadvisory relationship with JPMIM. The subadvisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Fund will generally invest in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         The Fund will normally have at least 65% of its assets in bonds issued or guaranteed by foreign governments or their agencies and by foreign authorities, provinces, and municipalities. The Fund may also invest up to 35% of total assets in high-quality foreign corporate debt.

         The Fund's investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) Foreign corporate debt securities and commercial paper.

         Such securities may take a variety of forms including those issued in the local currency of the issuer, Euro bonds, and bonds denominated in the European currencies or ECUs. ECUs are a composite currency consisting of fixed amounts of currency of European Economic Community member countries. Normally, the Fund will only purchase bonds denominated in foreign currencies.

         As is currently the case, when JPMIM considers the U.S. dollar to be attractive relative to European currencies, as much as 25% of the Fund's total assets may be hedged into dollars. For temporary defensive purposes and under extraordinary circumstances (such as significant political events), more than 25% of the Fund's total assets may be hedged in this manner.

REASONS FOR THE PROPOSED AMENDMENT
         The European Government Bond Fund was designed to provide an investment vehicle for investors who want to diversify beyond U.S. dollar denominated securities and who want to protect their income against a decline in the purchasing power of the U.S. dollar. The prospect for profound economic and political change upon the adoption of the European Monetary Union (EMU) has prompted BMC, the subadvisor and the Directors to study and evaluate the benefit to shareholders of continuing the Fund's focus on only European sovereign debt securities as the investment strategy for achieving its goals.

         The Board of Directors has concluded that it will be increasingly difficult to maintain a portfolio of diversified European sovereign debt securities if currency unification is achieved. As a consequence, the Board recommends that the investment objective of the Fund be changed to permit the Fund to seek to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and foreign corporate debt securities. The scope of the Fund will be expanded from European sovereign debt to worldwide government and corporate debt rated "A" or higher, as described below. This expanded scope will enable the Fund to take advantage of investment opportunities throughout the globe but particularly in the developed economies of Japan, Canada, Sweden and Australia.

         As the European Monetary Union unfolds, BMC and ACIM expect the Fund to incrementally shift from being predominantly invested in European sovereign debt, to a mix of foreign government and corporate debt, consistent with its original purpose to provide investors with a vehicle for diversifying beyond U.S. dollar denominated securities and consistent with its amended investment objective.

MATURITY AND CREDIT QUALITY
         The Proposed Amendment to the Fund's fundamental investment objective would change certain of the characteristics of the Fund, most notably, the maturity and credit quality of its investments.

         Maturity. To reduce the effect of interest rate changes on the Fund's share price while seeking higher yields, the weighted average maturity of the portfolio is likely to average approximately seven years, although the Fund may adopt longer or shorter maturities in anticipation of falling or rising interest rates. The Fund may also hold individual securities with maturities longer or shorter than seven years.


         Credit Quality. To limit credit risk, the Fund will invest exclusively in high quality instruments of the types listed above. "High quality" debt securities are those rated in the top three ratings categories of Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, determined to be of comparable quality by JPMIM. This necessarily means that the Fund will not be able to invest in securities issued by many countries (including those of corporations based in these countries) whose credit ratings do not satisfy these requirements. Currently, the Fund is required to purchase debt securities which are rated in the highest ratings categories of Moody's or S&P. The table below provides more information about the securities ratings.

                         MOODY'S                S&P                 FITCH         DEFINITION
                         -------                ---                 -----         ----------
Long-Term                  Aaa                  AAA                  AAA          Highest quality
                           Aa                   AA                   AA           High quality
                            A                    A                    A           Upper medium grade
                           Baa                  BBB                  BBB          Medium grade
                           Ba                   BB                   BB           Speculative
                            B                    B                    B           Highly speculative
                           Caa                CCC, CC              CCC, CC        Vulnerable to default
                           Ca                    C                    C           Default is imminent
                            C                    D               DDD, DD, D       Probably in default

                                MOODY'S                            S&P                            FITCH
                                -------                            ---                            -----
Commercial Paper     P-1     Superior quality        A-1+    Extremely strong         F-1+    Exceptionally strong
                                                             quality                          quality
                                                     A-1     Strong quality           F-1     Very strong quality
                     P-2     Strong quality          A-2     Satisfactory quality     F-2     Good credit quality
                     P-3     Acceptable quality      A-3     Adequate quality         F-3     Fair credit quality
                                                     B       Speculative quality      F-3     Weak credit quality
                                                     C       Doubtful quality

RISK FACTORS AND INVESTMENT TECHNIQUES
         Broad international investing involves additional risks which can increase the potential for losses in the Fund when compared to the Fund's current investments in European government securities. The currency risk associated with international investing may be more difficult to eliminate entirely and the likelihood that hedging will work may be reduced. In addition, it may not be possible to effectively hedge the currencies of certain non-European countries. Furthermore, hedging costs may be higher than under the Fund's Current Investment Objective, and these costs are paid out of a Fund's capital and reflected in the net asset value. Although expanding the universe of potential Fund investments to include countries outside Europe may increase these risks, the high quality credit standards adopted by the Directors should help to minimize the magnitude of the risks.

         Costs. Some foreign markets may be more expensive for U.S. investors to trade in than those in Europe. As a consequence, the Fund could incur higher transaction costs for its investments in these markets..

         Political and economic factors. The economies, markets, and political structures of a number of the countries in which the Fund can invest may not compare favorably with those of the European countries in which the Fund can currently invest in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. While this is particularly true for emerging markets of the type in which the Fund cannot invest, even investments in countries with highly developed economies are subject to risk.

         Location of Company. In determining the domicile or nationality of a company, the Fund would primarily consider the following factors: (1) whether the securities of the company are primarily traded in a particular country; (2) whether the company has its principal place of business or principal office in or is organized under the laws of a particular country; and (3) regardless of where a company's securities are traded, whether it derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

         Concentration in the Banking Industry. When the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities in the banking industry. This is due to the fact that a large percentage of the international short-term securities are issued by foreign banks. Investments in the banking industry may be affected by general economic conditions, exposure to credit losses arising from possible financial difficulties of borrowers, and the profitability of the banking industry is largely dependent on the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.

         Other Investment Techniques. As is the case under the current Investment Objective, the Fund may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, buy or sell interest rate futures contracts, write or buy options relating to futures contracts and purchase bonds which are convertible into equities.

VOTING REQUIREMENTS
         Approval of the amendment requires the affirmative vote of holders of a majority of the outstanding votes of Benham European Government Bond Fund. For this purpose, the term "majority of the outstanding votes" means the vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.

        THE DIRECTORS OF BENHAM EUROPEAN GOVERNMENT BOND FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT.


                                  OTHER MATTERS

         The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to William M. Lyons, Executive Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

                   NOTICE TO BANKS, BROKER-DEALERS, AND VOTING
                           TRUSTEES AND THEIR NOMINEES

         Please advise the applicable Fund(s), in care of American Century., P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.


Dated: June ___, 1997                                   William M. Lyons
                                                        Executive Vice President



                                                     Schedule 1

                                 Number of Outstanding Votes as of April 30, 1997

Registered Investment Company                                                             Number of Votes as of,
                                  Investment Portfolio                                    April 30,1997
--------------------------------- ------------------------------------------------------- ----------------------------
American Century Quantitative
Equity Funds                      American Century Equity Growth Fund
                                  ....................................................... ............................
                                  American Century Global Gold Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  American Century Global Natural Resources Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  American Century Income & Growth Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  American Century Utilities Fund
                                  ....................................................... ............................
                                  TOTAL FOR
                                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
--------------------------------- ------------------------------------------------------- ----------------------------
American Century Government       Benham Adjustable Rate Government Securities Fund
Income Trust
                                  ....................................................... ............................
                                  Benham GNMA Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Government Agency Money Market Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Inflation-Adjusted Treasury Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Intermediate-Term Treasury Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Long-Term Treasury Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Short-Term Treasury Fund
                                  ....................................................... ............................
                                  TOTAL FOR
                                  AMERICAN CENTURY GOVERNMENT INCOME TRUST
--------------------------------- ------------------------------------------------------- ----------------------------
American Century Municipal Trust
                                  Benham Arizona Intermediate-Term Municipal Fund
                                  ....................................................... ............................
                                  Benham Florida Intermediate-Term Municipal Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Florida Municipal Money Market Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Intermediate-Term Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Long-Term Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Tax-Free Money Market Fund
                                  ....................................................... ............................
                                  TOTAL FOR AMERICAN CENTURY MUNICIPAL TRUST
--------------------------------- ------------------------------------------------------- ----------------------------
American Century California
Tax-Free and Municipal Funds
                                  Benham California High-Yield Municipal Fund
                                  ....................................................... ............................
                                  Benham California Insured Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham California Intermediate-Term Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham California Limited-Term Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham California Long-Term Tax-Free Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham California Municipal Money Market Fund
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham California Tax-Free Money Market Fund
                                  ....................................................... ............................
                                  TOTAL FOR
                                  AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL
                                  FUNDS
--------------------------------- ------------------------------------------------------- ----------------------------
American Century International
Bond Funds                        Benham European Government Bond Fund
                                  ....................................................... ............................
                                  TOTAL FOR
                                  AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------- ------------------------------------------------------- ----------------------------
American Century Investment
Trust                             Benham Prime Money Market Fund
                                  ....................................................... ............................
                                  TOTAL FOR AMERICAN CENTURY INVESTMENT TRUST
--------------------------------- ------------------------------------------------------- ----------------------------
American Century Target
Maturities Trust                  Benham Target Maturities Trust:  2000
                                  ....................................................... ............................
                                  Benham Target Maturities Trust:  2005
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Target Maturities Trust:  2010
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Target Maturities Trust:  2015
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Target Maturities Trust:  2020
                                  ....................................................... ............................
                                  ....................................................... ............................
                                  Benham Target Maturities Trust:  2025
                                  ....................................................... ............................
                                  TOTAL FOR AMERICAN CENTURY TARGET MATURITIES TRUST
--------------------------------- ------------------------------------------------------- ----------------------------

                                   APPENDICES

Appendix            Description
--------            -----------
1                   Management Agreement between the Companies and ACIM
2                   Subadvisory Agreement between ACIM and JPMIM
3                   Proposed Standard Fundamental Investment Limitations
4                   Current Fundamental Investment Limitations

                                   Appendix 1

                              MANAGEMENT AGREEMENT

                                 Investor Class


         THIS AGREEMENT made as of the 1st day of August, 1997, is by and between the registered investment companies listed on Exhibit A to this Agreement (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (hereinafter called the "Investment Manager").

         IN  CONSIDERATION   of  the  mutual  promises  and  agreements   herein
contained, the parties agree as follows:

1. Investment Management Services. The Investment Manager shall supervise the investments of each series of shares of the Companies contemplated as of the date hereof, and such subsequent series of shares as the Companies shall select the Investment Manager to manage. In such capacity, the Investment Manager shall maintain a continuous investment program for each such series, determine what securities shall be purchased or sold by each series, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

2. Compliance With Laws. All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

         (a) the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules and regulations promulgated thereunder;

         (b)      any other applicable provisions of law;

         (c)      the   Declaration  of  Trust  or  Articles  of   Incorporation
                  applicable to each of the Companies as amended from time to time;

         (d)      the By-Laws of the Companies as amended from time to time; and

         (e) the registration statement of the Companies, as amended from time to time, filed under the Securities Act of 1933 and the 1940 Act.

3. Board Supervision. All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Trustees or Board of Directors (collectively, the "Board of Directors") of the Companies, its executive committee, or any committee or officers of the Companies acting under the authority of the Board of Directors.

4. Payment Of Expenses. The Investment Manager will pay all of the expenses of each series of the Companies' shares that it shall manage, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses and the fees and expenses of those Directors who are not "interested persons" as defined in 1940 Act (hereinafter referred to as the "Independent Directors") (including counsel fees). The Investment Manager will provide the Companies with all physical facilities and personnel required to carry on the business of each series that the Investment Manager shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5. Account Fees. The Board of Directors may impose fees for various account services, proceeds of which may be remitted to the appropriate Fund or the Advisor at the discretion of the Board. At least 60 days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected series.

6.       Management Fees.

         (a) In consideration of the services provided by the Investment Manager, each series of shares of the Companies managed by the Investment Manager shall pay to the Investment Manager a per annum management fee (hereinafter, the "Applicable Fee"). The calculation of the Applicable Fee for a series is performed as follows:

                  (i) Each series is assigned to one of three categories based on its overall investment objective ("Investment Category"). The Investment Category assignments appear in Exhibit B to this Agreement.

                  (ii) Each series is assigned a fee schedule within its Investment Category in Exhibit C to this Agreement. The Investment Category assets managed by the Investment Manager determines the first component of a series' fee. This fee is referred to as the "Investment Category Fee". The determination of the Investment Category assets is as follows:

                           a) Money Market Fund Category. The assets which are used to determine the fee for this Investment Category is the sum of the assets of all of the open-end investment company series which invest primarily in debt securities, are subject to Rule 2a-7 under the 1940 Act, managed by the Investment Manager and distributed to the public by American Century Investment Services, Inc.

                           b) Bond Fund Category. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the open-end investment company series which invest primarily in debt securities, are not subject to Rule 2a-7 under the 1940 Act, are managed by the Investment Manager and are distributed to the public by American Century Investment Services, Inc.

                           c) Equity Fund Category. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the open-end investment company series which invest primarily in equity securities, are managed by the Investment Manager and are distributed to the public by American Century Investment Services, Inc.

                  (iii) A fee which is based on the total assets in all of the Investment Categories is determined by the schedule which appears in Exhibit D. This fee is referred to as the series' "Complex Fee".

                  (iv) The Applicable Fee for a series is the sum of the Investment Category Fee and the Complex Fee.

                  (v) The assets which are used to compute the Applicable Fee shall be the assets of all of the open-end investment companies managed by the Investment Manager. Any exceptions to this requirement shall be approved by the Board of Directors of the Companies.

         (b) On the first business day of each month, each series of shares shall pay the management fee at the rate specified by subparagraph (a) of this paragraph 6 to the Investment Manager for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the previous month, and the denominator of which shall be 365 (366 in leap years).

         (c) In the event that the Board of Directors of a Company shall determine to issue any additional series of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager shall enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

7. Continuation Of Agreement. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the execution hereof, and for as long thereafter as its continuance is specifically approved, as to each series of the Companies, at least annually (i) by the Board of Directors of the Companies or by the vote of a majority of the outstanding voting securities of the Companies, and (ii) by the vote of a majority of the Directors of the Companies, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

8. Termination. This Agreement may be terminated, with respect to any series, by the Investment Manager at any time without penalty upon giving the appropriate Company 60 days' written notice, and may be terminated, with respect to any series, at any time without penalty by the Board of Directors of a Company or by vote of a majority of the outstanding voting securities of such series on 60 days' written notice to the Investment Manager.

9. Effect Of Assignment. This Agreement shall automatically terminate in the event of assignment by the Investment Manager, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

10. Other Activities. Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a trustee, officer or employee of a Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

11. Standard Of Care. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Companies or to any shareholder of the Companies for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

12. Separate Agreement. The parties hereto acknowledge that certain provisions of the 1940 Act, in effect, treat each series of shares of a registered investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the 1940 Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each series of shares of the Companies managed by the Investment Manager.

13. Use of the Names "American Century" and "Benham." The name "American Century" and all rights to the use of the names "American Century" and "Benham" are the exclusive property of American Century Services Corporation ("ACSC"), an affiliate of the Investment Manager. ACSC has consented to, and granted a non-exclusive license for, the use by the Companies and their respective series of the names "American Century" and "Benham" in the name of the Companies and any series of shares thereof. Such consent and non-exclusive license may be revoked by ACSC in its discretion if ACSC, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment manager of each series of shares of the Corporation. In the event of such revocation, the Companies and each series of shares thereof using the name "American Century" or "Benham" shall cease using the name "American Century" or "Benham", unless otherwise consented to by ACSC or any successor to its interest in such names.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


                                        AMERICAN CENTURY CALIFORNIA
                                        TAX-FREE AND MUNICIPAL FUNDS

                                        AMERICAN CENTURY GOVERNMENT INCOME
                                        TRUST

                                        AMERICAN CENTURY INTERNATIONAL
                                        BOND FUNDS

                                        AMERICAN CENTURY INVESTMENT TRUST

                                        AMERICAN CENTURY MUNICIPAL TRUST

                                        AMERICAN CENTURY QUANTITATIVE
                                        EQUITY FUNDS

                                        AMERICAN CENTURY TARGET MATURITIES
                                        TRUST

Attest:



/s/ William M. Lyons                          /s/ James E. Stowers III
William M. Lyons                              James E. Stowers III
Executive Vice President                      President


Attest:                                       AMERICAN CENTURY INVESTMENT
                                                 MANAGEMENT, INC.



/s/ William M. Lyons                          /s/ James E. Stowers III
William M. Lyons                              James E. Stowers III
Secretary                                     President


                                    Exhibit A

            Registered Investment Companies Subject to this Agreement

Registered Investment Company                       Series
-----------------------------                       ------

American Century California Tax-Free and
Municipal Funds                                     Benham California High Yield Municipal Fund

                                                    Benham California Insured Tax-Free Fund

                                                    Benham California Intermediate-Term Tax-Free Fund

                                                    Benham California Limited-Term Tax-Free Fund

                                                    Benham California Long-Term Tax-Free Fund

                                                    Benham California Municipal Money Market Fund

                                                    Benham California Tax-Free Money Market Fund


American Century Government Income Trust            Benham Adjustable Rate Government Securities Fund

                                                    Benham Capital Preservation Fund

                                                    Benham GNMA Fund

                                                    Benham Government Agency Money Market Fund

                                                    Benham Inflation-Adjusted Treasury Fund

                                                    Benham Intermediate-Term Treasury Fund

                                                    Benham Long-Term Treasury Fund

                                                    Benham Short-Term Treasury Fund


American Century International Bond Funds           Benham European Government Bond Fund


American Century Investment Trust                   Benham Prime Money Market Fund


American Century Municipal Trust                    Benham Arizona Intermediate-Term Municipal Fund

                                                    Benham Florida Intermediate-Term Municipal Fund

                                                    Benham Florida Municipal Money Market Fund

                                                    Benham Intermediate-Term Tax-Free Fund

                                                    Benham Limited-Term Tax-Free Fund

                                                    Benham Long-Term Tax-Free Fund

                                                    Benham Tax-Free Money Market Fund


American Century Quantitative Equity Funds          American Century Equity Growth Fund

                                                    American Century Global Gold Fund

                                                    American Century Global Natural Resources Fund

                                                    American Century Income & Growth Fund

                                                    American Century Utilities Fund


American Century Target Maturities Trust            Benham Target Maturities Trust: 2000

                                                    Benham Target Maturities Trust: 2005

                                                    Benham Target Maturities Trust: 2010

                                                    Benham Target Maturities Trust: 2015

                                                    Benham Target Maturities Trust: 2020

                                                    Benham Target Maturities Trust: 2025



                                    Exhibit B

                          Series Investment Categories

Investment Category                                 Series
-------------------                                 ------
Money Market Funds                                  Benham California Municipal Money Market Fund

                                                    Benham California Tax-Free Money Market Fund

                                                    Benham Capital Preservation Fund

                                                    Benham Florida Municipal Money Market Fund

                                                    Benham Government Agency Money Market Fund

                                                    Benham Prime Money Market Fund

                                                    Benham Tax-Free Money Market Fund


Bond Funds                                          Benham Adjustable Rate Government Securities Fund

                                                    Benham Arizona Intermediate-Term Municipal Fund

                                                    Benham California High Yield Municipal Fund

                                                    Benham California Insured Tax-Free Fund

                                                    Benham California Intermediate-Term Tax-Free Fund

                                                    Benham California Limited-Term Tax-Free Fund

                                                    Benham California Long-Term Tax-Free Fund

                                                    Benham European Government Bond Fund

                                                    Benham Florida Intermediate-Term Municipal Fund

                                                    Benham GNMA Fund

                                                    Benham Inflation-Adjusted Treasury Fund

                                                    Benham Intermediate-Term Tax-Free Fund

                                                    Benham Intermediate-Term Treasury Fund

                                                    Benham Limited-Term Tax-Free Fund

                                                    Benham Long-Term Tax-Free Fund

                                                    Benham Long-Term Treasury Fund

                                                    Benham Short-Term Treasury Fund

                                                    Benham Target Maturities Trust: 2000

                                                    Benham Target Maturities Trust: 2005

                                                    Benham Target Maturities Trust: 2010

                                                    Benham Target Maturities Trust: 2015

                                                    Benham Target Maturities Trust: 2020

                                                    Benham Target Maturities Trust: 2025


Equity Funds                                        American Century Equity Growth Fund

                                                    American Century Global Gold Fund

                                                    American Century Global Natural Resources Fund

                                                    American Century Income & Growth Fund

                                                    American Century Utilities Fund

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds


                                                    Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.2500%                          Benham Capital Preservation Fund
Next $1 billion                   0.2070%                     Benham Government Agency Money Market Fund
                                                   ------------------------------------------------------------------
Next $3 billion                   0.1660%
Next $5 billion                   0.1490%
Next $15 billion                  0.1380%
Next $25 billion                  0.1375%
Thereafter                        0.1370%

                                                    Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.2700%                    Benham California Tax-Free Money Market Fund
Next $1 billion                   0.2270%                    Benham California Municipal Money Market Fund
Next $3 billion                   0.1860%                     Benham Florida Municipal Money Market Fund
Next $5 billion                   0.1690%                          Benham Tax-Free Money Market Fund
Next $15 billion                  0.1580%          ------------------------------------------------------------------
Next $25 billion                  0.1575%
Thereafter                        0.1570%

                                                    Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
First $1 billion                  0.3700%                           Benham Prime Money Market Fund
Next $1 billion                   0.3270%          ------------------------------------------------------------------
Next $3 billion                   0.2860%
Next $5 billion                   0.1690%
Next $15 billion                  0.2580%
Next $25 billion                  0.2575%
Thereafter                        0.2570%




                       Category Fee Schedules: Bond Funds


                                                    Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.2800%                           Benham Short-Term Treasury Fund
Next $1 billion                   0.2280%                       Benham Intermediate-Term Treasury Fund
Next $3 billion                   0.1980%                           Benham Long-Term Treasury Fund
Next $5 billion                   0.1780%                    Benham California Limited-Term Municipal Fund
Next $15 billion                  0.1650%                 Benham California Intermediate-Term Municipal Fund
Next $25 billion                  0.1630%                     Benham California Long-Term Municipal Fund
Thereafter                        0.1625%                       Benham California Insured Tax-Free Fund
                                                            Benham Arizona Intermediate-Term Municipal Fund
                                                            Benham Florida Intermediate-Term Municipal Fund
                                                                   Benham Limited-Term Tax-Free Fund
                                                                Benham Intermediate-Term Tax-Free Fund
                                                                    Benham Long-Term Tax-Free Fund
                                                                Benham Inflation-Adjusted Treasury Fund
                                                   ------------------------------------------------------------------


                                                    Schedule 2
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 2 Funds:
First $1 billion                  0.3100%                     Benham California High-Yield Municipal Fund
Next $1 billion                   0.2580%          ------------------------------------------------------------------
Next $3 billion                   0.2280%
Next $5 billion                   0.2080%
Next $15 billion                  0.1950%
Next $25 billion                  0.1930%
Thereafter                        0.1925%

                                                    Schedule 3
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 3 Funds:
First $1 billion                  0.3600%                  Benham Adjustable Rate Government Securities Fund
Next $1 billion                   0.3080%                                  Benham GNMA Fund
Next $3 billion                   0.2780%                        Benham Target Maturities Trust: 2000
Next $5 billion                   0.2580%                        Benham Target Maturities Trust: 2005
Next $15 billion                  0.2450%                        Benham Target Maturities Trust: 2010
Next $25 billion                  0.2430%                        Benham Target Maturities Trust: 2015
Thereafter                        0.2425%                        Benham Target Maturities Trust: 2020
                                                                 Benham Target Maturities Trust: 2025
                                                   ------------------------------------------------------------------


                                                    Schedule 4
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 4 Funds:
First $1 billion                  0.6100%                        Benham European Government Bond Fund
Next $1 billion                   0.5580%          ------------------------------------------------------------------
Next $3 billion                   0.5280%
Next $5 billion                   0.5080%
Next $15 billion                  0.4950%
Next $25 billion                  0.4930%
Thereafter                        0.4925%


                      Category Fee Schedules: Equity Funds


                                                    Schedule 1
                                                   ------------------------------------------------------------------
Category Assets                   Fee Rate                                 Schedule 1 Funds:
First $1 billion                  0.5200%                         American Century Equity Growth Fund
Next $5 billion                   0.4600%                          American Century Global Gold Fund
Next $15 billion                  0.4160%                   American Century Global Natural Resources Fund
Next $25 billion                  0.3690%                        American Century Income & Growth Fund
Next $50 billion                  0.3420%                           American Century Utilities Fund
Next $150 billion                 0.3390%          ------------------------------------------------------------------
Thereafter                        0.3380%

                                                     Exhibit D

                                               Complex Fee Schedule

                          Complex Assets                              Fee Rate
                          --------------                              --------
                          First $2.5 billion                          0.3100%

                          Next $7.5 billion                           0.3000%

                          Next $15.0 billion                          0.2985%

                          Next $25.0 billion                          0.2970%

                          Next $50.0 billion                          0.2960%

                          Next $100.0 billion                         0.2950%

                          Next $100.0 billion                         0.2940%

                          Next $200.0 billion                         0.2930%

                          Next $250.0 billion                         0.2920%

                          Next $500.0 billion                         0.2910%

                          Thereafter                                  0.2900%

                                   Appendix 2

                Standardized Fundamental Investment Restrictions
--------------------------- ----------------------------------------------------
Subject                     Language
--------------------------- ----------------------------------------------------
Senior Securities           The  Fund   shall  not   issue   senior
                            securities, except as permitted under the Investment
                            Company Act of 1940.

Borrowing                   The Fund shall not  borrow  money,  except  that the
                            Fund may borrow  money for  temporary  or  emergency
                            purposes (not for  leveraging or  investment)  in an
                            amount not  exceeding  33-1/3%  of the Fund's  total
                            assets   (including   the  amount   borrowed)   less
                            liabilities (other than borrowings).

Lending The Fund shall not lend any security or make any other loan if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate                 The Fund  shall  not  purchase  or sell real
                            estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration               The Fund shall not concentrate  its  investments in
(all but Global Gold,       securities of issuers in a particular industry
Global Natural Resources,   (other than securities issued or guaranteed by the
Prime Money Market and      U.S. government or any ofits agencies or
Utilities)                  instrumentalities).

Concentration (Global       The Fund shall not deviate from its policy of
Gold, Global Natural        concentrating its investments in securities of
Resources and Utilities     issuers [Global Gold:  engaged in mining,
only)                       fabricating, processing ordealing in gold or other
                            precious metals, such as silver, platinum and palladium]/[Utilities: engaged in the utilities industry]/[Global Natural Resources: engaged in the natural resources industries].

Concentration               Purchase the securities of any issuer (other than
(Prime Money Market only)   securities issued or guaranteed by the U.S.
                            government or any of its agencies or
                            instrumentalities) if, as a result, more
                            than  25%  of  the  Fund's  total  assets  would  be
                            invested  in  the  securities  of  companies   whose
                            principal  business   activities  are  in  the  same
                            industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

Underwriting                The  Fund  shall  not  act  as  an   underwriter  of
                            securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities                 The Fund shall not  purchase or sell  physical
(all non-money              commodities  unless acquired as a result of
  market                    ownership of securities or other instruments;
funds except Gold)          provided that this limitation shall not prohibit
                            the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Commodities                 The Fund shall not  purchase or sell  physical
(money market funds)        commodities unless acquired as a result of ownership
                            of securities or other instruments.

Commodities                 The Fund shall not purchase gold bullion, gold
(Gold Fund only)            coins, or gold  represented by certificates of
                            ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed
                            10% of the Fund's net assets.

Investing  for  Control     The Fund shall not invest for purposes of exercising
                            control over management.
--------------------------- ----------------------------------------------------

                                   Appendix 3

                   Current Fundamental Investment Restrictions


                                 Diversification
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          With respect to 75% of its total assets, purchase the
Income & Growth                                        securities of any issuer (other than securities issued or
Utilities                                              guaranteed by the U.S. government or its agencies or
Inflation-Adjusted Treasury                            instrumentalities) if, as a result, more than 5% of its
Intermediate-Term Tax-Free                             total assets would be invested in securities of that
Long-Term Tax-Free                                     issuer.  Purchase the securities of any one issuer if
Long-Term Treasury                                     immediately after such purchase the Fund would hold more
Prime Money Market                                     than 10% of the outstanding voting securities of that
Short-Term Treasury                                    issuer.
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Purchase the securities of any issuer (other than
Target 2005                                            securities issued or guaranteed by the U.S. government, its
Target 2010                                            agencies or instrumentalities) if, as a result (a) more
Target 2015                                            than 5% of its total assets would be invested in the
Target 2020                                            securities of that issuer, or (b) the Fund would hold more
Target 2025                                            than 10% of the outstanding voting securities of that
                                                       issuer.
------------------------------------------------------ -------------------------------------------------------------


                                Senior Securities
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Gold                                            Issue senior securities, except as permitted under the
Global Natural Resources                               Investment Company Act of 1940.
Inflation-Adjusted Treasury
Utilities
Arizona Intermediate-Term Municipal
European Government Bond
Florida Intermediate-Term Municipal
Florida Municipal Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Issue or sell any class of senior security as defined in
Target 2005                                            the Investment Company Act of 1940.
Target 2010
Target 2015
Target 2020
Target 2025
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Issue or sell any class of senior security as defined in
Income & Growth                                        the Investment Company Act of 1940 except for notes or
Adjustable Rate Government Securities                  other evidences of indebtedness permitted under the Fund's
California Municipal Money Market                      borrowing policies and except to the extent that notes
California Tax-Free Money Market                       evidencing temporary borrowings or the purchase of
GNMA                                                   securities on a when-issued or delayed delivery basis might
Government Agency Money Market                         be deemed such.
Short-Term Treasury
Long-Term Treasury
Prime Money Market
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Treasury                             Issue or sell any class of senior security,  except to the extent that notes evidencing temporary borrowings might be deemed such. Purchase securities for which the Fund might be liable for further payment or liability.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Issue or sell any class of senior security as defined in
California Insured Tax-Free                            the Investment Company Act of 1940 except to the extent
California Intermediate-Term Tax-Free                  that transactions in options, futures, options on futures,
California Limited-Term Tax-Free                       other interest rate hedging instruments, notes evidencing
California Long-Term Tax-Free                          temporary borrowings, or the purchase of securities on a
Intermediate-Term Tax-Free                             when-issued or delayed-delivery basis might be deemed such.
Long-Term Tax-Free
------------------------------------------------------ -------------------------------------------------------------


                                    Borrowing
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Gold                                            Borrow money, except that the Fund may borrow money for
Inflation-Adjusted Treasury                            temporary or emergency purposes (not for leveraging or
Utilities                                              investment) in an amount not exceeding 33-1/3% of the
                                                       Fund's total assets (including the amount borrowed) less
                                                       liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Borrow money in excess of 33 1/3% of the market value of
Income & Growth                                        its total assets, and then only from a bank and as a
Global Natural Resources                               temporary measure to satisfy redemption requests or for
Adjustable Rate Government Securities                  extraordinary or emergency purposes, and provided that
Arizona Intermediate-Term Municipal                    immediately after any such borrowing there is an asset
California High Yield Municipal                        coverage of at least 300 per centum for all such
California Insured Tax-Free                            borrowings. To secure any such borrowing, the Fund may
California Intermediate-Term Tax-Free                  pledge or hypothecate not in excess of 33 1/3% of the value
California Limited-Term Tax-Free                       of its total assets. The Fund will not purchase any
California Long-Term Tax-Free                          security while borrowings representing more than 5% of its
California Municipal Money Market                      total assets are outstanding.
California Tax-Free Money Market
European Government Bond
Florida Intermediate-Term Municipal
Florida Municipal Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Intermediate-Term Treasury
Long-Term Tax-Free
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Long-Term Treasury                                     Borrow money, except for temporary or emergency purposes,
Short-Term Treasury                                    and then only from a bank. Such borrowings may not exceed
                                                       33 1/3% of the Fund's total assets.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Borrow money in excess of 33 1/3% of the market value of
Target 2005                                            its total assets, and then only from a bank and as a
Target 2010                                            temporary measure to satisfy redemption requests or for
Target 2015                                            extraordinary or emergency purposes, and provided that
Target 2020                                            immediately after any such borrowing there is an asset
Target 2025                                            coverage of at least 300 per centum for all such
                                                       borrowings. To secure any such borrowing, a Portfolio may not mortgage, pledge, or hypothecate in excess of 33 1/3% of the value of its total assets. A Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. A Portfolio will not borrow in order to increase income(leverage), but only to facilitate redemption requests that might require untimely disposition of portfolio securities.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Prime Money Market                                     Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or
                                                       investment) and (ii) engage in reverse repurchase
                                                       agreements and forward commitment transactions for any
                                                       purpose, provided that (i) and (ii) in combination do not
                                                       exceed 33-1/3% of the Fund's total assets (including the
                                                       amount borrowed) less liabilities (other than borrowings).
                                                       Any borrowings that exceed this amount will be reduced
                                                       within three days (not including Sundays and holidays) to
                                                       the extent necessary to comply with the 33-1/3% limitation.
------------------------------------------------------ -------------------------------------------------------------


                                     Lending
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Make loans to others, except for the lending of portfolio
Income & Growth                                        securities pursuant to guidelines established by the board of directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and
                                                       policies. The Fund may also lend money to other funds or
                                                       portfolios for which BMC is the investment advisor, as
                                                       permitted under its investment restrictions.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Utilities                                              Lend any security or make any other loan if, as a result,
Prime Money Market                                     more than 33-1/3% of its total assets would be lent to
                                                       other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Long-Term Treasury                                     Make loans, other than loans of portfolio securities
Short-Term Treasury                                    pursuant to guidelines established by the board of
                                                       trustees, provided that this restriction will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the
                                                       aggregate, will be limited to 33 1/3% of the Fund's total
                                                       assets.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Treasury                             Lend money other than through the purchase of debt securities in accordance with its investment policy (this restriction does not apply to repurchase agreements).
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Arizona Intermediate-Term Municipal                    Make loans to others, except in accordance with the Fund's
California High Yield Municipal                        investment objective and policies.
California Insured Tax-Free
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
Florida Intermediate-Term Municipal
Florida Municipal Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Natural Resources                               Make loans to others, except for the lending of portfolio
Adjustable Rate Government Securities                  securities pursuant to guidelines established by the board
European Government Bond                               of trustees or for the purchase of debt securities in
GNMA                                                   accordance with its investment objectives and policies.
Government Agency Money Market
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
------------------------------------------------------ -------------------------------------------------------------


                                   Real Estate
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase real estate, real estate mortgage loans, interests
Income & Growth                                        in real estate limited partnerships, provided that this
                                                       limitation shall not prohibit (i) the purchase of U.S.
                                                       Government securities and other debt securities secured by real estate or interests therein; or (ii) the purchase of
                                                       marketable securities issued by companies or investment trusts that deal in real estate or interests therein.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Treasury                             Purchase or sell real estate.
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Purchase, sell, or invest in real estate, provided that
California Insured Tax-Free                            this limitation shall not prohibit the purchase of
California Intermediate-Term Tax-Free                  municipal securities and other debt securities secured by
California Limited-Term Tax-Free                       real estate or interests therein.
California Long-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California Municipal Money Market                      Purchase, sell, or invest in real estate, provided that
California Tax-Free Money Market                       this limitation shall not prohibit the purchase of
Tax-Free Money Market                                  municipal securities and other debt securities secured by
                                                       real estate or interests therein.
------------------------------------------------------ -------------------------------------------------------------


                                  Concentration
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Gold                                            Deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating,
                                                       processing or dealing in gold or other precious metals, such as silver, platinum and palladium.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Natural Resources                               Purchase any security if, as a result, 25% or more of the
                                                       Fund's total assets will be invested in the securities of
                                                       issuers having their principal business in the same
                                                       industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural
                                                       resources industry. This limitation does not apply to
                                                       securities issued by the U.S. government or any of its
                                                       agencies or instrumentalities.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase any security if, as a result, 25% or more of the
Income & Growth                                        value of the Fund's total assets would be invested in the
California High Yield Municipal                        securities of issuers having their principal business
California Insured Tax-Free                            activity in the same industry. However, this limitation
California Intermediate-Term Tax-Free                  does not apply to securities issued or guaranteed by the
California Limited-Term Tax-Free                       U.S. government or any of its agencies or
California Long-Term Tax-Free                          instrumentalities, or to municipal securities of any type.
California Municipal Money Market
California Tax-Free Money Market
Inflation-Adjusted Treasury
Intermediate-Term Tax-Free
Long-Term Tax-Free
Long-Term Treasury
Short-Term Treasury
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Prime Money Market                                     Purchase the securities of any issuer (other than
                                                       securities issued or guaranteed by the U.S. government or
                                                       any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business
                                                       activities are in the same industry, except that the Fund
                                                       will invest more than 25% of its total assets in the
                                                       financial services industry.
------------------------------------------------------ -------------------------------------------------------------


                                  Underwriting
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Act as an underwriter of securities issued by others.
Income & Growth
Adjustable Rate Government Securities
GNMA
Government Agency Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Gold                                            Act as an underwriter of securities issued by others,
Global Natural Resources                               except to the extent that the Fund may be considered an
Utilities                                              underwriter within the meaning of the Securities Act of
European Government Bond                               1933 in the disposition of restricted securities.
Inflation-Adjusted Treasury
Long-Term Treasury
Prime Money Market
Short-Term Treasury
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Act as an underwriter of securities issued by others,
California Insured Tax-Free                            except to the extent that the purchase of municipal
California Intermediate-Term Tax-Free                  securities or other permitted investments directly from the
California Limited-Term Tax-Free                       issuer thereof or from an underwriter for an issuer, and
California Long-Term Tax-Free                          the later disposition of such securities in accordance with
California Municipal Money Market                      the Fund's investment policies and techniques, may be
California Tax-Free Money Market                       deemed to be an underwriting.
Florida Intermediate-Term Municipal
Florida Municipal Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Act as an underwriter of securities issued by others,
Target 2005                                            except to the extent that the purchase of portfolio
Target 2010                                            securities may be deemed to be an underwriting.
Target 2015
Target 2020
Target 2025

------------------------------------------------------ -------------------------------------------------------------


                                                Illiquid Securities
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Invest in securities that are not readily marketable or the
Income & Growth                                        disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Adjustable Rate Government Securities                  Invest in securities that are not readily marketable or the
California High Yield Municipal                        disposition of which is restricted under federal securities
California Insured Tax-Free                            laws (collectively, illiquid securities) if, as a result,
California Intermediate-Term Tax-Free                  more than 10% of the Fund's net assets would be invested in
California Limited-Term Tax-Free                       illiquid securities.
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------


                           Other Investment Companies
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Except in connection with a merger, consolidation,
Income & Growth                                        acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or
                                                       acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities in the aggregate or more than 5% in any one such security.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California Municipal Money Market                      Acquire or retain the securities of any other investment
California Tax-Free Money Market                       company, except in connection with a merger, consolidation,
GNMA                                                   acquisition, or reorganization.
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Adjustable Rate Government Securities                  Acquire or retain the securities of any other investment
Intermediate-Term Treasury                             company if, as a result, more than 3% of such investment
Target 2000                                            company's outstanding shares would be held by the Fund,
Target 2005                                            more than 5% of the value of the Fund's assets would be
Target 2010                                            invested in shares of such investment company, or more than
Target 2015                                            10% of the value of the Fund's assets would be invested in
Target 2020                                            shares of investment companies in the aggregate, or except
Target 2025                                            in connection with a merger, consolidation, acquisition, or reorganization.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Acquire or retain the securities of any other investment
California Insured Tax-Free                            company except that the Fund may, for temporary purposes,
California Intermediate-Term Tax-Free                  purchase shares of a money market mutual fund, subject to
California Limited-Term Tax-Free                       such restrictions as may be imposed by (i) the Investment
California Long-Term Tax-Free                          Company Act of 1940 and rules thereunder, or (ii) any State in  which  shares  of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Tax-Free                             Acquire or retain the securities of any other investment
Long-Term Tax-Free                                     company, except that the Fund may, for temporary purposes, purchase shares of the Money Market Fund, subject to such
                                                       restrictions as may be imposed by (i) the Investment Company
                                                       Act of 1940 and rules thereunder or (ii) any state in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger,
                                                       consolidation, acquisition, or reorganization.
------------------------------------------------------ -------------------------------------------------------------


                                   Commodities
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Utilities                                              Purchase or sell physical commodities unless acquired as a
Long-Term Treasury                                     result of ownership of securities or other instruments,
Short-Term Treasury                                    provided that this limitation will not prohibit the Fund
                                                       from purchasing and selling options and futures contracts
                                                       or from investing in securities or other instruments backed by physical commodities.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Prime Money Market                                     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Natural Resources                               Purchase or sell physical commodities or contracts relating
Adjustable  Rate Government Securities                 to physical commodities or buy and sell foreign exchange.
Arizona Intermediate-Term Municipal                    [Euro does not have language relating to foreign exchange.]
California High Yield Municipal
California Insured Tax-Free
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
European Government Bond
Florida Intermediate-Term Municipal
Florida Municipal Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Intermediate-Term Treasury
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------


                               Unseasoned Issuers
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Invest in securities of an issuer that, together with any
Income & Growth                                        predecessor, has been in operation for less than three
                                                       years if, as a result, more than 5% of the total assets of the
                                                       Fund would then be invested in such securities.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Purchase the securities of any issuer (other than
Target 2005                                            obligations issued or guaranteed by the U.S. government,
Target 2010                                            its agencies or instrumentalities) if, as a result, more
Target 2015                                            than 5% of the value of its total assets would be invested
Target 2020                                            in the securities (taken at cost) of issuers which, at the
Target 2025                                            time of purchase, had been in operation less than three
                                                       years, including predecessors and unconditional guarantors.
------------------------------------------------------ -------------------------------------------------------------


                                    Warrants
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase warrants, valued at the lower of cost or market,
Income & Growth                                        in excess of 5% of the value of the Fund's net assets.
                                                       Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.  Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Adjustable Rate Government Securities                  Purchase any equity securities in any companies, including
California High Yield Municipal                        warrants or bonds with warrants attached, or any preferred
California Insured Tax-Free                            stocks, convertible bonds, or convertible debentures.
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------


                  Oil, Gas and/or Mineral Exploration Programs
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Global Natural Resources                               Purchase interests in oil, gas and/or mineral exploration
Adjustable Rate Government Securities                  development programs or leases.
Arizona Intermediate-Term Municipal
California High Yield Municipal
California Insured Tax-Free
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
European Government Bond
Florida Intermediate-Term Municipal
Florida Municipal Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase interests in oil, gas and/or mineral exploration
Income & Growth                                        development programs or leases; provided that this limitation shall not prohibit the purchase of marketable securities
                                                       issued by companies or other entities or investment vehicles that engage in businesses relating to the development,
                                                       exploration, mining, processing or distribution of oil, gas or minerals.
------------------------------------------------------ -------------------------------------------------------------


                                   Short Sales
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Engage in any short-selling operations (except by selling
Income & Growth                                        futures contracts).
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Adjustable Rate Government Securities                  Engage in any short-selling operations.
California Municipal Money Market
California Tax-Free Money Market
GNMA
Government Agency Money Market
Intermediate-Term Treasury
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Engage in any short-selling operations, except that the
California Insured Tax-Free                            Fund may purchase, sell, or enter into short positions in
California Intermediate-Term Tax-Free                  options on securities or indexes of securities, futures
California Limited-Term Tax-Free                       contracts, options on futures contracts, and any other
California Long-Term Tax-Free                          interest rate hedging instrument as may be permitted under
Intermediate-Term Tax-Free                             the federal securities or commodities laws.
Long-Term Tax-Free
------------------------------------------------------ -------------------------------------------------------------


                                Margin Purchases
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase securities on margin, except for such short-term
Income & Growth                                        credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures
                                                       contracts or options on futures contracts.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Target 2000                                            Purchase securities on margin, except for such short-term
Target 2005                                            credits as are necessary for the clearance of purchases of
Target 2010                                            portfolio securities.  The Fund may not engage in
Target 2015                                            transactions involving puts, calls, straddles or spreads.
Target 2020
Target 2025
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Adjustable Rate Government Securities                  Engage in margin transactions or in transactions involving
GNMA                                                   puts, calls, straddles, or spreads.
Government Agency Money Market
Intermediate-Term Treasury
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Engage in margin  transactions,  except that it may purchase,
California  Insured  Tax-Free                          sell,  or enter into  positions in options on securities or
California Intermediate-Term Tax-Free                  indexes of securities,  futures  contracts,  options on
California Limited-Term Tax-Free                       futures contracts, and other interest rate hedging
California Long-Term Tax-Free                          instruments, and may make margin deposits in connection herewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment policies.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California Municipal Money Market                      Engage in margin transactions or in transactions involving
California Tax-Free Money Market                       puts, calls, straddles, or spreads, except that it may
Tax-Free Money Market                                  purchase and hold securities with rights to put securities to the seller or "standby commitments" in accordance with
                                                       its investment techniques.
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Tax-Free                             Engage in margin transactions, except that it may purchase,
Long-Term Tax-Free                                     sell, or enter into positions in options on securities or
                                                       indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may
                                                       purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its
                                                       investment techniques.
------------------------------------------------------ -------------------------------------------------------------


                   Trustee and Officer Ownership of Securities
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
Equity Growth                                          Purchase or retain securities of any issuer if, to the
Income & Growth                                        knowledge of the Fund's management, those officers and
Adjustable Rate Government Securities                  trustees of the Trust and of its investment advisor, who
California High Yield Municipal                        each own beneficially more than 0.5% of the outstanding
California Insured Tax-Free                            securities of such issuer, together own beneficially more
California Intermediate-Term Tax-Free                  than 5% of such securities. However, such restrictions
California Limited-Term Tax-Free                       shall not apply to holdings of the issuers of industrial
California Long-Term Tax-Free                          development bonds.
California Municipal Money Market
California Tax-Free Money Market
GNMA
Government Agency Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------


                              Investing for Control
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------
California High Yield Municipal                        Acquire securities for the purpose of exercising control
California Insured Tax-Free                            over management of the issuer.
California Intermediate-Term Tax-Free
California Limited-Term Tax-Free
California Long-Term Tax-Free
California Municipal Money Market
California Tax-Free Money Market
Intermediate-Term Tax-Free
Long-Term Tax-Free
Target 2000
Target 2005
Target 2010
Target 2015
Target 2020
Target 2025
Tax-Free Money Market
------------------------------------------------------ -------------------------------------------------------------


                              Restricted Securities
------------------------------------------------------ -------------------------------------------------------------
Fund                                                   Fundamental Limitation
------------------------------------------------------ -------------------------------------------------------------
Intermediate-Term Treasury                             Invest in portfolio securities that the Fund may not be
                                                       free to sell to the public without registration under the
                                                       Securities Act of 1933 or the taking of similar actions
                                                       under other securities laws relating to the sale of
                                                       securities.
------------------------------------------------------ -------------------------------------------------------------

                                   Appendix 4

                        INVESTMENT SUB-ADVISORY AGREEMENT
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
             American Century - Benham European Government Bond Fund
                     J. P. Morgan Investment Management Inc.

         Agreement effective this ____________, 1997, between AMERICAN CENTURY INTERNATIONAL BOND FUNDS (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, acting on behalf of American Century
- Benham European Government Bond Fund, a portfolio of the Trust (the "Fund"), and American Century Investment Management, Inc. ("ACIM") a corporation organized under the laws of the state of Delaware, with offices located at 4500 Main Street, Kansas City, Missouri, 64141-6200, hereby agree with J. P. MORGAN INVESTMENT MANAGEMENT INC. (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware with offices located at 522 Fifth Avenue, New York, New York 10036, as follows:

I. INVESTMENT DESCRIPTION - APPOINTMENT The Trust desires to appoint the Sub-Advisor to provide certain investment advisory services to the Fund in accordance with the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time, in such manner and to such extent as may be approved by the Board of Trustees of the Trust. The Trust agrees to provide the Sub-Advisor copies of all amendments to the Fund's Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below the Sub-Advisor accepts the appointment and agrees to furnish the services described herein.

II. SERVICES AS INVESTMENT SUB-ADVISOR Subject to the general supervision of the Board of Trustees of the Trust and of ACIM, the Fund's investment advisor, the Sub-Advisor will (i) act in conformity with the Trust's Prospectus and Statement of Additional Information, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code and all other applicable federal and state laws and regulations, as the same may from time to time be amended,
         (ii) make investment decisions for the fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information and with such written guidelines as ACIM may from time to time provide to the Sub-Advisor; (iii) place purchase and sale orders on behalf of the Fund; (iv) maintain books and records with respect to the securities transactions of the Fund and furnish the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and (v) treat confidentially and as proprietary information of the Trust all records and other information related to the Trust and its prior, present or potential shareholders. The Sub-Advisor will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. Such records may not be withheld when the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Trust or ACIM with whatever information, including statistical data, the Trust or ACIM may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

III.     BROKERAGE

         A. SECURITIES In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to obtain the best net price and execution available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that best suits the interest of the Fund and its shareholders. In assessing the best net price and execution available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, at its discretion, execute transactions with brokers and dealers who provide the Trust with research advice and other services, but in all instances best net price and execution shall control.

                  On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, the Sub-Advisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Sub-Advisor in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Securities so allocated will be delivered in proportion to the consideration paid. The expenses incurred in the transaction shall be allocated pro-rata.

         B. FOREIGN EXCHANGE TRANSACTIONS The Sub-Advisor is authorized to effect, on behalf of the Fund, spot and forward foreign exchange contracts for purposes consistent with the Fund's investment objectives and policies as described in the Fund's Prospectus and Statement of Additional Information, as amended, and with such other operating policies and guidelines as ACIM may from time to time provide to the Sub-Advisor. The Sub-Advisor is further authorized to execute such documents as may be required to effect such transactions. In effecting such spot and forward foreign exchange contracts and in selecting counterparties for such contracts, the Sub-Advisor shall use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that best suits the interests of the Fund and its shareholders.

IV. INFORMATION PROVIDED TO THE TRUST The Sub-Advisor will keep the Trust and ACIM informed of developments materially affecting the Fund and will take initiative to furnish the Trust and ACIM on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. Such regular quarterly reports shall include (i) a discussion of the Fund's performance relative to its benchmark, (ii) an assessment of investment decisions and analysis of the components of the Fund's performance (i.e., bond selection and currency hedging), (iii) the decisions it has made with respect to the Fund's assets and the purchase and sale of its portfolio securities,
         (iv) the reasons for such decisions and related actions, and (v) the extent to which those decisions have been implemented.

         Sub-Advisor will provide the Trust and ACIM with such investment records, ledgers, accounting and statistical data, and other information as the Trust or ACIM requires for the preparation of registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as the Trust and ACIM may reasonably request for the management of their affairs. At least once annually a representative of the Sub-Advisor shall attend a meeting of the Board of Trustees to make a presentation on the Fund's performance during the preceding year.

         The Sub-Advisor shall furnish to regulatory authorities any information or reports in connection with such services as may be lawfully requested. The Sub-Advisor shall also, at the Trust's request, certify to the Trust's independent auditors that sales or purchases aggregated with those of other clients of the Sub-Advisor, as described in Section 3(a) above, were equitably allocated.

         In compliance with the requirements of the Investment Company Act of 1940, the Sub-Advisor hereby agrees that all records that it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Advisor further agrees to preserve for the periods of time prescribed by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 the records required to be maintained thereunder.

V. LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISOR The Sub-Advisor shall be responsible for the exercise of reasonable care in carrying out its responsibilities hereunder; provided, however, that no provision of this Agreement shall be construed to protect any trustee, director, officer, agent or employee of the Sub-Advisor from liability by reason of negligence, willful malfeasance, bad faith in the performance of such person's duties or by reason of reckless disregard of obligations and duties hereunder.

         ACIM shall indemnify and hold harmless the Sub-Advisor from and against all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses), arising from or in connection with the performance by the Sub-Advisor of its duties hereunder and not resulting from the Sub-Advisor's negligence, willful malfeasance, bad faith in the performance of its duties or by reason of its reckless disregard of obligations and duties hereunder.

VI. COMPENSATION In consideration of the services rendered pursuant to this Agreement, ACIM will pay the Sub-Advisor on the first business day of each month a fee for the previous month at an annual rate computed as follows:

          0.20% of the Fund's average daily net assets up to $200 million; and 0.15% of the Fund's average daily net assets over $200 million.

         The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this Agreement before the end of a month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

VII. EXPENSES The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the execution of securities transactions.

VIII. SERVICES TO OTHER COMPANIES OR ACCOUNTS The Trust understands that the Sub-Advisor now acts, will continue to act as investment advisor to one or more other investment companies or series of investment companies. The Trust has no objection to the Sub-Advisor so acting, provided that, as described in Section 3 above, whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have funds available for investment, investments suitable and appropriate for each will be allocated equitably to each entity in accordance with procedures. Similarly, opportunities to sell securities will be allocated in an equitable manner. In addition, the Trust understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

IX. TERM OF AGREEMENT This Agreement shall become effective as of the date the Fund commences its investment operations and shall continue for a two-year term and thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any part to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty on 60 days' written notice, by ACIM, the Board of Trustees of the Trust, or by vote of holders of a majority of the Fund's shares, or upon twelve months' written notice by the Sub-Advisor, and will terminate automatically upon any termination of the advisory agreement between the Trust and ACIM. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

X. REPRESENTATIONS OF THE TRUST AND THE SUB-ADVISOR The Trust represents that (i) a copy of its Agreement and Declaration of Trust, dated August 28, 1991, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (ii) the appointment of the Sub-Advisor has been duly authorized, and (iii) it has acted and will continue to act in conformity with the Investment Company Act of 1940, as amended, and other applicable laws.

         The Sub-Advisor represents that it is authorized to perform the services described herein.

XI. AMENDMENT OF THIS AGREEMENT No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

XII. LIMITATION OF LIABILITY This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust solely in his capacity as an officer of the Trust. No shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever.

XIII. ENTIRE AGREEMENT This Agreement constitutes the entire agreement between the parties hereto.

XIV. GOVERNING LAW This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

XV. INDEPENDENT CONTRACTOR In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or ACIM in any way, or otherwise be deemed to be an agent of the Trust or ACIM.

XVI. SEVERABILITY If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

XVII.    NOTICES  Notices hereunder shall be addressed as follows:

         To the Sub-Advisor:        J.P. Morgan Investment Management Inc.
                  Attention:        Ms. Nina Mettelman
                                    522 Fifth Avenue
                                    New York, New York 10036
                  with a copy to:
                                    J.P. Morgan Investment Management Inc.
                  Attention:        Mr. Peter Young
                                    28 King Street
                                    London SWIY  6XA

         To the Trust:              American Century International Bond Funds
                  Attention:        William M. Lyons
                                    Executive Vice President
                                    4500 Main Street
                                    Kansas City, MO  64141-0274
         To ACIM:                   American Century Investment Management, Inc.
                  Attention:        James Stowers, III
                                    4500 Main Street
                                    Kansas City, MO   64141-0274

XVIII. PROMOTION AND DISTRIBUTION The Sub-Advisor shall have no responsibility or authority to promote the sale or distribution of the Trust's shares in any manner.

Executed this ______ day of __________________ 1997 .


AMERICAN CENTURY INTERNATIONAL BOND FUNDS


By:____________________________________
   William M. Lyons
Title:   Executive Vice President


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


By:____________________________________
   James E. Stowers, III
Title:   President

J. P. MORGAN INVESTMENT MANAGEMENT INC.


By:____________________________________


Title:_________________________________

PROXY CARD (BACK)

Please indicate your vote by placing an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each proposal.

                                                                                   FOR      AGAINST      ABSTAIN

1.       Ratification of the selection of the Company's independent auditors for
         its current fiscal year.                                                  ___        ___          ___

2.       Approval of  Management  Agreement  with  American  Century  Investment
         Management, Inc.                                                          ___        ___          ___

3.       Approval of the proposed changes to the Fund's investment restrictions.   ___        ___          ___

         _____ To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at the left AND indicate the number(s) (as set forth in the proxy statement) of the investment restrictions you do not want to change on this line:___________________________

4.       Only for Benham European  Government Bond Fund. Approval of Subadvisory
         Agreement with J.P. Morgan Investment Management Inc.                     ___        ___          ___

5.       Only for Benham Adjustable Rate Government Securities Fund. Approval of
         amendments to its fundamental investment objective.                       ___        ___          ___

6.       Only for Benham European  Government Bond Fund.  Approval of amendments
         to its fundamental investment objective.                                  ___        ___          ___


                   PLEASE SIGN AND DATE THE FRONT OF THIS CARD

         PROXY CARD (FRONT)

                                 [NAME OF FUND]
                         (A series of [NAME OF COMPANY])

PROXY           Special Meeting of Shareholders - July 30, 1997            PROXY
-----                                                                      -----

This proxy is solicited on behalf of the Board of Trustees/Directors of the Company indicated above and relates to proposals which apply to the Company or to the series of the Company indicated above (the "Fund"). By signing below, I
(we) appoint as proxies William M. Lyons and Patrick A. Looby and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest/common stock I own in the Fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the Fund.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it in the enclosed envelope to: Alamo Direct, 280 Oser Avenue, Hauppauge, NY 11788. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                           If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                           Sign exactly as name appears on this card.


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                           Dated ______________________, 1997